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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2012 through April 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer Diversified
                        High Income Trust

--------------------------------------------------------------------------------
                        Annual Report | April 30, 2013
--------------------------------------------------------------------------------

                        Ticker Symbol:   HNW

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         45

Financial Highlights                                                         49

Notes to Financial Statements                                                51

Report of Independent Registered Public Accounting Firm                      61

Approval of Investment Advisory Agreement                                    63

Trustees, Officers and Service Providers                                     67

               Pioneer Diversified High Income Trust | Annual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled

*   Dividends are not guaranteed.

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 aggressive and unconventional monetary and fiscal policies, but the country continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

Lower-quality, higher-yielding fixed-income securities performed well throughout the world during the 12-month period ended April 30, 2013, as investors gained more confidence about the strength of the global economic recovery. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period. A senior vice president and portfolio manager at Pioneer, Mr. Feltus is responsible for the day-to-day management of the Trust.

Q How did Pioneer Diversified High Income Trust perform during the 12-month period ended April 30, 2013?

A Pioneer Diversified High Income Trust returned 17.38% at net asset value and 19.98% at market price during the 12-month period ended April 30, 2013. During the same period, the Trust's custom benchmark returned 11.59%. The custom benchmark is based on equal weightings of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus Index, which returned 14.95% during the 12-month period, and the Credit Suisse Leveraged Loan Index, which returned 8.23%. Unlike the Trust, the custom benchmark does not use leverage. While use of leverage increases investment opportunity, it also increases investment risk. In addition, during the same 12-month period, the average return (at market price) of the 40 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 14.55%.

    The shares of the Trust were selling at a 5.4% premium to net asset value at the end of the 12-month period on April 30, 2013.

    On April 30, 2013, the standardized 30-day SEC yield on the Trust's shares was 8.79%.

Q How would you describe the investment environment during the 12-month period ended April 30, 2013?

A Credit-sensitive securities performed strongly during the period, led by U.S. high-yield bonds and emerging market debt, as worries about debt problems in Europe and weakening economic growth in China subsided and the markets grew more confident that economies around the world would improve. The growing confidence, in turn, led to underperformance by U.S. Treasuries and other higher-quality, but lower-yielding investments.

    The period actually got off to a slow start in the spring and early summer of 2012, as several problem areas concerned investors. They included evidence of weakness in the U.S. economy, slowing economic growth in China and the continuing government-debt crisis in Europe. Credit-sensitive securities

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 underperformed for most of the summer of 2012, but market sentiment began to improve in August when the new leader of the European Central Bank (ECB) declared that the bank would do "whatever it takes" to protect the European Union and the euro currency. Subsequent to the ECB's announcement, the U.S. Federal Reserve System (the Fed) announced its third round of quantitative easing through the purchasing of mortgage-backed securities in the open market. Additionally, Chinese officials announced that they, too, were lowering short-term interest rates and easing credit conditions.

    The actions of the central banks and other governmental authorities helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities performed well in the months that followed.

    Strong growth trends in select emerging markets added to the rally, and, although global economic data was somewhat mixed during the first quarter of 2013, the markets took encouragement from the election results in Japan, which brought new leadership that favored more aggressive economic stimulus through government and central bank intervention. The policies included a more accommodative monetary stance by the Bank of Japan, to which a new governor was appointed.

    In the United States, meanwhile, progress in the manufacturing and housing sectors strengthened investors' confidence. While the markets did not appear to worry about how disagreements over the country's fiscal policy could affect the U.S. economy, temporary measures agreed upon by Congress and the President calmed fears enough to allow the rally in credit-sensitive securities to continue through the end of the 12-month period. In addition, investors appeared to take comfort from signs of increased fiscal consolidation by the U.S. government at a time when the private sector appeared to be strengthening.

Q What types of investments or strategies had the biggest impact on the Trust's performance during the 12-month period ended April 30, 2013?

A The Trust's exposure to higher-yielding investments, including U.S. and foreign high-yield corporate bonds as well as select emerging market securities, helped drive performance during the 12-month period. Meanwhile the Trust's use of leverage, or borrowed funds, magnified the positive benefits of a rising market for credit-sensitive securities. While the Trust held just a small position in non-U.S. currencies at the end of the 12-month period, exposures to the currencies of Mexico, Russia, and higher-yielding emerging market nations such as Nigeria and Ghana had a positive influence on performance. For diversification purposes and to help protect the Trust's portfolio against the risk of rising interest rates, the Trust also had healthy allocations to floating-rate, credit-linked securities, including bank loans and event-linked ("catastrophe") bonds issued by property-and-casualty

               Pioneer Diversified High Income Trust | Annual Report | 4/30/13 5 insurers. While the floating-rate investments did not help the Trust's benchmark-relative performance, as they lagged the returns generated by high-yield corporates, the investments still produced solid, positive results and contributed to the Trust's absolute performance. While both bank loans and catastrophe bonds benefited from strong demand and positive asset flows for most of the 12-month period, each asset class faced its own challenges. The performance of bank loans was affected when many loans were refinanced at lower interest rates, while catastrophe bonds experienced periods of price declines, most notably following the ravages inflicted by "Superstorm Sandy" along the U.S. eastern seaboard in October 2012.

    At the end of the period, on April 30, 2013, roughly 33% of the Trust's total investment portfolio was allocated to U.S. high-yield corporate bonds. In addition, nearly 19% of the Trust's total investment portfolio was invested in floating-rate bank loans, and 17% of the Trust's total investment portfolio was allocated to catastrophe bonds. The Trust also had a combined 22% of its total investment portfolio allocated to international high-yield debt from developed nations as well as debt from the emerging markets.

Q Which individual investments had the biggest effects on the Trust's performance during the 12-month period ended April 30, 2013?

A The Trust realized good performance from many investments in both U.S. high-yield and emerging market high-yield debt.

    Burger King, the fast-food chain, launched an initial public stock offering
    (IPO) near the end of the 12-month period, and the restructuring resulted in healthy appreciation of the Trust's holdings of high-yield Burger King bonds. Fage, a yogurt company with operations in both the United States and Greece, issued new debt and improved its financial structure during the period, resulting in gains in the price of the existing debt held in the Trust's portfolio. The Trust's holdings of the high-yield debt of Mirabela Nickel, a materials company, also gained in value as the company expanded its mining operations. In the emerging markets, the Trust enjoyed particularly strong performance from holdings of bonds of two Brazilian beef companies: Minerva and Marfrig. Earnings of both companies grew as the price of beef rose and exports increased.

    Another contributor to the Trust's performance during the period was a bank loan to Medical Card Systems, a health care services company operating in Puerto Rico. The value of the loans appreciated as the company improved its earnings after going through some earlier struggles.

    There were some underperforming holdings held by the Trust during the period, including the bonds of James River Coal, which declined in value as demand for coal weakened. The continued poor environment in the construction industry affected the Trust's holdings of New Enterprise Stone,

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 which supplies aggregate materials for building projects. The company's problems were aggravated when it was late in releasing its financial reports. However, New Enterprise has appointed a new chief financial officer, and we continue to have confidence in the underlying fundamental value of the company's assets. The Trust's holdings of the bonds of CEVA, a logistics and shipping company with significant exposure to Europe, also underperformed during the fiscal year ended April 30, 2013. However, we have become more encouraged since the company restructured its finances late in the 12-month period and issued new subordinated debt. In the emerging markets, holdings of Mexican home-builders Urbi and Homex both detracted from the Trust's results as their business models were affected by new government housing policies.

    The Trust's disappointing investments also included one bank loan to Lodgenet, a U.S. company that provides video and internet services to the hotel industry. Lodgenet's operating results were hurt by the effects of growing use of new communications technologies, including tablets and smart phones, which have reduced demand for traditional hotel communication services.

Q Did the use of derivatives affect the Trust performance during the 12-month ended April 30, 2013?

A The Trust did invest in currency forward contracts to reduce the risks posed by changes in the relative values of different currencies. The use of those derivatives had a minimal impact on performance.

Q How did the level of leverage in the Trust change during the 12-month period ended April 30, 2013?

A At the end of the 12-month period on April 30, 2013, the 28.7% of the Trust's total managed assets were financed by leverage, compared with 30.0% of the Trust's total managed assets financed by leverage at the start of the fiscal year on May 1, 2012. The decrease was due to an increase in the value of securities in which the Trust had invested.

Q   What is your investment outlook?

A We believe global economies will continue to grow, although at modest pace, allowing the world's major central banks, including the Fed, to maintain their accommodative, low-interest-rate policies. That should create a good environment for credit-sensitive securities, in particular. Our outlook is not so optimistic for very high-quality, lower-yielding government securities, including U.S. Treasuries. Their prices appear high, and they are realizing negative yields when inflation is taken into consideration ("real yields"). If market interest rates rise, Treasury values will suffer and potentially affect other sectors of the bond market.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/13 7

    To help mitigate the risks of rising interest rates, we have added to the Trust's positions in floating-rate investments, including bank loans, catastrophe bonds and floating-rate bonds. Floating-rate investments offer the potential for rising yields as interest rates go up. Moreover, bank loans offer the additional protection of being senior to other fixed-income securities in the debt structure, and so holders of bank loans typically would be the first to be paid in any corporate bankruptcy or debt restructuring.

    In addition to corporate debt, we also expect to look for additional opportunities in some emerging market currencies, where values look appealing. We intend to keep the Trust's portfolio well diversified* across different sectors.

    Going forward, we think individual security selection is likely to become even more important to generating solid performance in the fixed-income market. We believe that should play to Pioneer's strengths, as we place great emphasis on the analysis of the business fundamentals and credit-worthiness of individual companies.

Please refer to the Schedule of Investments on pages 13-44 for a full listing of Trust securities.

* Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareholders.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/13 9

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                              71.6%
Senior Secured Floating Rate Loan Interests                          18.5%
Convertible Bonds & Notes                                             1.8%
Temporary Cash Investments                                            1.6%
Sovereign Debt Obligations                                            1.5%
Preferred Stocks                                                      1.3%
Collateralized Mortgage Obligations                                   1.1%
Asset Backed Securities                                               1.1%
Common Stocks                                                         0.8%
Convertible Preferred Stock                                           0.3%
Treasury Bills                                                        0.2%
Commercial Mortgage-Backed Securities                                 0.2%
Right/Warrant*                                                        0.0%

* Amount is less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P))

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AA                                                                     0.2%
A                                                                      0.4%
BBB                                                                    3.9%
BB                                                                    16.9%
B                                                                     45.8%
CCC                                                                   15.5%
CC                                                                     0.3%
C                                                                      0.2%
D                                                                      0.6%
NR                                                                    16.2%


Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)               1.60%
--------------------------------------------------------------------------------
  2. Alliance One International, Inc., 10.0%, 7/15/16                      0.91
--------------------------------------------------------------------------------
  3. Queen Street IV Capital, Ltd., 7.546%, 4/9/15 (144A)                  0.86
--------------------------------------------------------------------------------
  4. Altair Re, 0.0%                                                       0.85
--------------------------------------------------------------------------------
  5. Caelus Re, Ltd., 5.301%, 3/7/16 (144A)                                0.85
--------------------------------------------------------------------------------
  6. Montana Re, Ltd., 16.681%, 1/8/14 (144A)                              0.85
--------------------------------------------------------------------------------
  7. Successor X, Ltd., 14.683%, 1/7/14 (144A)                             0.85
--------------------------------------------------------------------------------
  8. AMC Entertainment, Inc., 9.75%, 12/1/20                               0.85
--------------------------------------------------------------------------------
  9. Successor X, Ltd., 16.183%, 1/7/14 (144A)                             0.84
--------------------------------------------------------------------------------
 10. INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                       0.78
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Prices and Distributions | 4/30/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/13                       4/30/12
--------------------------------------------------------------------------------
                                        $21.82                         $20.13
--------------------------------------------------------------------------------
        Premium                           5.4%                            3.2%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/13                       4/30/12
--------------------------------------------------------------------------------
                                        $20.70                         $19.51
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term           Long-Term
                           Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
5/1/12 - 4/30/13           $ 2.04                 $ --                $ --
--------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 11

Performance Update | 4/30/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                     Net Asset     Market
Period                               Value (NAV)   Price
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)                             9.32%         9.44%
5 Years                              10.99         13.81
1 Year                               17.38         19.98
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                 Pioneer Diversified        50% BofA ML Global HY and EMP Index
                 High Income Trust          50% CS Leveraged Loan Index
5/31/2007        $       10,000             $       10,000
4/30/2008        $        8,933             $        9,879
4/30/2009        $        6,868             $        8,422
4/30/2010        $       11,899             $       11,487
4/30/2011        $       14,034             $       12,708
4/30/2012        $       14,224             $       13,210
4/30/2013        $       17,065             $       14,786

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The
CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. It is not possible to invest directly in an index.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Schedule of Investments | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES --
                                      1.5% of Net Assets
        874,203(a)       CCC/Caa1     Aircraft Finance Trust, Series 1999-1A,
                                      Class A1, 0.679%, 5/15/24 (144A)                   $       402,133
            187(a)         B-/Ba3     Aircraft Finance Trust, Series 1999-1A,
                                      Class A2, 0.699%, 5/15/24 (144A)                               169
        450,000(a)         AA+/A3     Bear Stearns Asset Backed Securities Trust,
                                      Series 2004-BO1, Class M3, 1.25%, 10/25/34                 426,279
        100,000             BB/NR     CarNow Auto Receivables Trust, Series 2012-1A,
                                      Class D, 6.9%, 11/15/16 (144A)                             100,286
        699,000(a)       CCC/Caa2     Carrington Mortgage Loan Trust,
                                      Series 2007-FRE1, Class A2, .4%, 2/25/37                   617,299
        102,855(a)          B-/B3     GSAMP Trust, Series 2006-HE8, Class A2B,
                                      0.33%, 1/25/37                                              97,597
        431,925(a)       CCC/Caa3     Morgan Stanley Home Equity Loan Trust,
                                      Series 2007-2, Class A1, 0.3%, 4/25/37                     349,060
        195,529             BB/NR     Westgate Resorts LLC, Series 2012-2A,
                                      Class C, 9.0%, 1/20/25 (144A)                              199,072
        446,515             NR/NR     Westgate Resorts LLC, Series 2012-BA,
                                      Class A, 9.5%, 2/20/25 (144A)                              448,694
--------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $2,508,875)                                  $     2,640,589
--------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS -- 1.6% of Net Assets
        200,000(b)         CCC/B3     Credit Suisse First Boston Mortgage
                                      Securities Corp., Series 2004-C4, Class E,
                                      5.135%, 10/15/39 (144A)                            $       188,041
        300,000             NR/NR     Extended Stay America Trust, Series 2013-
                                      ESHM, Class M, 7.625%, 12/5/19 (144A)                      323,292
        237,499          CCC/Caa3     Global Mortgage Securitization Ltd.,
                                      Series 2005-A, Class B3, 5.25%, 4/25/32                    210,746
        375,000(a)         NR/Ba2     GS Mortgage Securities Corp. II, Series
                                      2013-KYO, Class E, 3.8%, 11/8/29 (144A)                    376,743
        170,977(b)           B/NR     GSR Mortgage Loan Trust, Series 2004-3F,
                                      Class B1, 5.732%, 2/25/34                                  166,722
        853,082(a)          B/Ba2     Impac CMB Trust, Series 2004-9, Class
                                      1A1, 0.96%, 1/25/35                                        812,296
        556,571(b)          BB/NR     LB-UBS Commercial Mortgage Trust 2006-
                                      C1, Series 2006-C1, Class AJ, 5.276%, 2/15/41              554,066
         91,021(a)          NR/NR     WaMu Mortgage Pass Through Certificates,
                                      Series 2006-AR16, Class 3A1, 4.658%,
                                      12/25/36                                                    85,812
--------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $2,613,113)                                  $     2,717,718
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 13

--------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES -- 0.3% of Net Assets
        150,000(b)        NR/Baa2     Bear Stearns Commercial Mortgage
                                      Securities Trust, Series 2005-PWR7, Class B,
                                      5.214%, 2/11/41                                    $       154,021
        250,000(b)        NR/Baa3     COMM 2012-CCRE2 Mortgage Trust,
                                      Series 2012-CR2, Class E, 5.02%,
                                      8/15/45 (144A)                                             255,588
        173,369(a)         NR/Ba1     JP Morgan Chase Commercial Mortgage
                                      Securities Corp., Series 2006-FL2A, Class G,
                                      0.559%, 11/15/18 (144A)                                    163,398
--------------------------------------------------------------------------------------------------------
                                      TOTAL COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES
                                      (Cost $503,720)                                    $       573,007
--------------------------------------------------------------------------------------------------------
                                      SENIOR SECURED FLOATING RATE LOAN
                                      INTERESTS -- 25.7% of Net Assets*
                                      AUTOMOBILES & COMPONENTS -- 2.4%
                                      Auto Parts & Equipment -- 1.2%
        137,644              B/B1     Federal-Mogul Corp., Tranche B Term Loan,
                                      2.138%, 12/29/14                                   $       130,790
         70,226              B/B1     Federal-Mogul Corp., Tranche C Term Loan,
                                      2.138%, 12/29/15                                            66,730
        249,375             B+/B1     Metaldyne LLC, USD Term Loan, 5.0%,
                                      12/18/18                                                   254,674
        282,863             NR/NR     TI Group Automotive Systems, LLC,
                                      Additional Term Loan, 5.5%, 3/28/19                        287,813
        216,965            BB/Ba2     Tomkins, LLC, Term Loan B-2, 3.75%,
                                      9/29/16                                                    220,491
        980,000             NR/NR     Tower Automotive Holdings USA, LLC Initial
                                      Term Loan, 5.75%, 4/23/20                                  997,150
        141,406            B+/Ba2     UCI International, Inc., (United Components)
                                      Term Loan, 5.5%, 7/26/17                                   142,908
                                                                                         ---------------
                                                                                         $     2,100,556
--------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 0.9%
      1,473,750            BB/Ba1     Chrysler Group LLC, Tranche B Term Loan,
                                      6.0%, 5/24/17                                      $     1,498,714
--------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.3%
        575,000            BB/Ba1     Goodyear Tire & Rubber Co., Extended
                                      Second Lien Term Loan, 4.75%, 4/30/19              $       582,065
                                                                                         ---------------
                                      Total Automobiles & Components                     $     4,181,335
--------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 2.8%
                                      Aerospace & Defense -- 1.0%
        837,841             B-/B2     DAE Aviation Holdings, Inc., Tranche B-1
                                      Loan, 6.25%, 11/2/18                               $       846,743

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Aerospace & Defense -- (continued)
        195,179             B+/B2     Hunter Defense Technologies, Inc., Term
                                      Loan, 3.54%, 8/22/14                               $       186,883
        379,822              B/B2     Standard Aero, Ltd., Tranche B-2 Loan,
                                      6.25%, 11/2/18                                             383,858
        323,651            BB-/B1     TASC, Inc., New Tranche B Term Loan, 4.5%,
                                      12/18/15                                                   325,673
                                                                                         ---------------
                                                                                         $     1,743,157
--------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 0.6%
         94,295            BB/Ba2     Manitowoc Co., Inc., Term Loan B, 4.25%,
                                      11/13/17                                           $        95,650
        390,000            BB-/NR     Navistar International Corp., Tranche B,
                                      Term Loan, 5.75%, 8/17/17                                  394,875
        480,996             B+/B2     Waupaca Foundry, Inc., Term Loan, 4.5%,
                                      6/29/17                                                    486,407
                                                                                         ---------------
                                                                                         $       976,932
--------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.3%
        562,175           BB-/Ba2     WireCo WorldGroup, Inc., Term Loan, 6.0%,
                                      2/15/17                                            $       570,608
--------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.9%
        437,055          BBB-/Ba2     AWAS Finance Luxembourg 2012 SA, Term
                                      Loan, 4.75%, 7/16/18                               $       443,065
      1,137,150            B+/Ba3     WESCO Distribution, Inc., Tranche B-1 Loan,
                                      4.5%, 12/12/19                                           1,150,061
                                                                                         ---------------
                                                                                         $     1,593,126
                                                                                         ---------------
                                      Total Capital Goods                                $     4,883,823
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 0.8%
                                      Commercial Printing -- 0.1%
        133,333             NR/NR     Cenveo Corp., Term Loan B, 6.25%, 2/13/17          $       134,917
--------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.6%
      1,059,943         CCC-/Caa2     Synagro Technologies, Inc., First Lien Term
                                      Loan, 2.28%, 4/2/14                                $     1,044,044
--------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.1%
        206,347             B+/B1     Protection One, Inc., Term Loan, 4.25%,
                                      2/21/19                                            $       209,700
                                                                                         ---------------
                                      Total Commercial & Professional Services           $     1,388,661
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 15

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.1%
                                      Textiles -- 0.1%
        141,978            NR/Ba3     Klockner Pentaplast of America, Inc.,
                                      (Kleopatra Acquisition Corp.), Term Loan B-1,
                                      5.75%, 12/21/16                                    $       144,552
                                                                                         ---------------
                                      Total Consumer Durables & Apparel                  $       144,552
--------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 1.2%
                                      Hotels, Resorts & Cruise Lines -- 0.5%
        864,063           BB-/Ba2     Seven Seas Cruises, Inc., B-1 Term Loan,
                                      4.75%, 12/21/18                                    $       877,024
--------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.7%
        545,865             B+/B1     Landry's, Inc., Term Loan B, 4.75%, 4/24/18        $       554,394
        544,825            NR/Ba3     NPC International, Inc., Term Loan, 4.5%,
                                      12/28/18                                                   553,678
                                                                                         ---------------
                                                                                         $     1,108,072
                                                                                         ---------------
                                      Total Consumer Services                            $     1,985,096
--------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.5%
                                      Consumer Finance -- 0.2%
        323,740              B/B3     Springleaf Financial Funding Co., Initial
                                      Term Loan, 5.5%, 5/10/17                           $       325,561
--------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.3%
         72,253             NR/NR     Long Haul Holdings, Ltd., Facility Term Loan
                                      A, 0.0%, 4/22/13                                   $        40,462
         57,668             NR/NR     PT Bakrie & Brothers Tbk, Facility Term Loan
                                      B, 0.0%, 4/22/13                                            32,294
        426,037              B/NR     WideOpenWest Finance, LLC, Term Loan B,
                                      6.0%, 4/1/19                                               432,465
                                                                                         ---------------
                                                                                         $       505,221
                                                                                         ---------------
                                      Total Diversified Financials                       $       830,782
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 1.2%
                                      Coal & Consumable Fules -- 0.6%
        567,813             B+/B2     Preferred Proppants LLC, Initial Term Loan
                                      B, 9.0%, 12/15/16                                  $       539,422
        450,000             NR/NR     PT Bumi Resources Tbk, Term Loan, 11.2%,
                                      8/7/13                                                     440,100
                                                                                         ---------------
                                                                                         $       979,522
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.6%
        400,000           BB-/Ba3     Chesapeake Energy Corp., Term Loan,
                                      5.75%, 12/2/17                                     $       414,719
        650,000              B/B1     Samson Investment Co., Initial Term Loan,
                                      6.0%, 9/25/18                                              658,531
                                                                                         ---------------
                                                                                         $     1,073,250
                                                                                         ---------------

                                      Total Energy                                       $     2,052,772
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.7%
                                      Packaged Foods & Meats -- 0.7%
        239,091              B/B1     Del Monte Foods Co., Initial Term Loan,
                                      4.0%, 3/8/18                                       $       241,307
        940,000             B-/NR     New HB Acquisition, LLC Term B Loan,
                                      6.75%, 4/9/20                                              965,263
                                                                                         ---------------
                                      Total Food, Beverage & Tobacco                     $     1,206,570
--------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT &
                                      SERVICES -- 3.2%
                                      Health Care Equipment & Services -- 0.1%
        241,942           BB-/Ba2     Kinetic Concepts, Inc., Dollar C-1 Term Loan,
                                      5.5%, 5/4/18                                       $       246,630
--------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.9%
        983,916            BB/Ba3     CHS/Community Health Systems, Inc.,
                                      Extended Term Loan, 3.787%, 1/25/17                $       994,982
        198,040            BB/Ba3     HCA, Inc., Tranche B-2 Term Loan, 3.534%,
                                      3/31/17                                                    198,853
         82,579             NR/NR     HCA, Inc., Tranche B-4 Term Loan, 2.948%,
                                      5/1/18                                                      82,889
        324,188            B+/Ba3     Kindred Healthcare, Inc., Incremental Term
                                      Loan, 5.25%, 6/1/18                                        327,632
                                                                                         ---------------
                                                                                         $     1,604,356
--------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 1.3%
        377,708             B+/B2     AccentCare, Inc., Term Loan, 6.5%, 12/22/16        $       264,396
        345,706             B+/B1     Gentiva Health Services, Inc., Term Loan B-1,
                                      6.5%, 8/17/16                                              348,586
        341,123             B/Ba3     Inventiv Health, Inc., Consolidated Term
                                      Loan, 7.5%, 8/4/16                                         338,849
        401,801             NR/NR     National Mentor Holdings, Inc., Tranche B-1
                                      Term Loan, 6.5%, 2/9/17                                    407,828
        243,289              B/B2     National Specialty Hospitals, Inc., Initial
                                      Term Loan, 8.25%, 2/3/17                                   243,289
        295,506              B/B1     Valitas Health Services, Inc., Term Loan B,                296,984
                                      5.75%, 6/2/17
        491,250             NR/B3     Virtual Radiologic Corp., Term Loan B,
                                      7.75%, 12/22/16                                            349,401
                                                                                         ---------------
                                                                                         $     2,249,333
--------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.4%
        240,112             B+/NR     Alere, Inc., Term Loan B, 4.25%, 6/30/17           $       242,413
        367,225             B+/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                      5.25%, 5/17/19                                             370,266
                                                                                         ---------------
                                                                                         $       612,679
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 17

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.5%
        240,945             NR/NR     IMS Health, Inc., Tranche B-1 Dollar Term
                                      Loan, 3.75%, 9/1/17                                $       243,204
        366,105          CCC/Caa3     Medical Card System, Inc., Term Loan,
                                      11.7%, 9/17/15                                             364,275
         25,510              B/NR     Physician Oncology Services LP, Delayed
                                      Draw Term Loan, 8.0%, 1/31/17                               25,510
        209,980              B/B2     Physician Oncology Services LP, Effective
                                      Date Term Loan, 8.0%, 1/31/17                              209,980
                                                                                         ---------------
                                                                                         $       842,969
                                                                                         ---------------
                                      Total Health Care Equipment & Services             $     5,555,967
--------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
                                      Household Products -- 0.5%
        440,000             NR/NR     SRAM LLC, First Lien Term Loan, 4.0%,
                                      4/10/20                                            $       441,100
        434,149             B-/B2     Wash MultiFamily Laundry Systems LLC,
                                      U.S. Term Loan, 5.25%, 2/21/19                             439,575
                                                                                         ---------------
                                                                                         $       880,675
--------------------------------------------------------------------------------------------------------
                                      Personal Products -- 0.4%
        272,251              B/NR     Monitronics International, Inc., Term Loan B,
                                      4.25%, 3/23/18                                     $       276,676
        215,357            BB-/NR     NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                   218,049
        208,828            B+/Ba2     Revlon Consumer Products Corp.,
                                      Replacement Term Loan, 4.0%, 11/20/17                      212,287
                                                                                         ---------------
                                                                                         $       707,012
                                                                                         ---------------
                                      Total Household & Personal Products                $     1,587,687
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.4%
                                      Insurance Brokers -- 0.8%
        578,550             B-/B1     Alliant Holdings, I LLC, Initial Term Loan,
                                      5.0%, 12/20/19                                     $       586,686
        679,107             B+/B1     HUB International, Ltd., 2017 Initial Term
                                      Loan, 3.706%, 6/13/17                                      687,172
                                                                                         ---------------
                                                                                         $     1,273,858
--------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 0.6%
        600,000          CCC/Caa2     Confie Seguros Holding II Co., Second Lien
                                      Term Loan, 10.25%, 5/8/19                          $       615,750
        453,863             B-/B1     USI Holdings Corp., Initial Term Loan,
                                      5.25%, 12/27/19                                            460,292
                                                                                         ---------------
                                                                                         $     1,076,042
                                                                                         ---------------
                                      Total Insurance                                    $     2,349,900
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.3%
                                      Commodity Chemicals -- 0.1%
        198,004            BB-/B1     Taminco Global Chemical Corp., Tranche B-
                                      2 Dollar Term Loan, 4.25%, 2/15/19                 $       200,603
--------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.2%
        342,126             B+/B2     Univar, Inc., Term Loan B, 5.0%, 6/30/17           $       344,716
--------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.3%
        512,577             NR/B1     Tank Holding Corp., Initial Term Loan,
                                      4.25%, 7/9/19                                      $       515,461
--------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.3%
        456,863              B/B2     Exopack LLC/Cello-Foil Products, Inc., Term
                                      Loan B, 6.5%, 5/31/17                              $       463,715
--------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.1%
        183,375            BB-/B1     Fairmount Minerals, Ltd., Tranche B Term
                                      Loan, 5.25%, 3/15/17                               $       185,495
--------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.3%
        248,694           BB+/Ba1     Chemtura Corp., Facility Term Loan, 5.5%,
                                      8/29/16                                            $       252,735
        344,239           BB+/Ba1     Huntsman International LLC, Extended Term
                                      B Loan, 2.743%, 4/19/17                                    346,575
                                                                                         ---------------
                                                                                         $       599,310
                                                                                         ---------------
                                      Total Materials                                    $     2,309,300
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.7%
                                      Advertising -- 0.6%
        970,038            B+/Ba3     Affinion Group, Inc., Tranche B Term Loan,
                                      6.5%, 10/9/16                                      $       955,833
--------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 0.8%
        532,207              B/B2     FoxCo Acquisition Sub LLC, Initial Term
                                      Loan, 5.5%, 7/14/17                                $       542,075
        404,958           BB-/Ba3     TWCC Holding Corp., Term Loan, 3.5%,
                                      2/13/17                                                    411,336
        471,717             B+/B2     Univision Communications, Inc., 2013
                                      Converted Extended First-Lien Term Loan,
                                      4.75%, 3/1/20                                              477,065
                                                                                         ---------------
                                                                                         $     1,430,476
--------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.3%
        122,493           NR/Baa3     Cinedigm Digital Funding I LLC, Term Loan,
                                      3.75%, 2/28/18                                     $       123,258
        571,003              D/NR     Lodgenet Interactive Corp., Closing Date
                                      Term Loan, 6.75%, 3/28/18                                  439,673
                                                                                         ---------------
                                                                                         $       562,931
                                                                                         ---------------
                                      Total Media                                        $     2,949,240
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 19

--------------------------------------------------------------------------------------------------------
 Principal            S&P/Moody's
 Amount               Ratings
 USD ($)              (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 1.9%
                                      Biotechnology -- 0.8%
        488,750             BB/B2     Aptalis Pharma, Inc., Term Loan B-1, 5.5%,
                                      2/11/17                                            $       493,485
        112,703          BBB-/Ba3     Warner Chilcott Co., LLC, Term Loan B-2,
                                      4.25%, 3/15/18                                             114,547
        456,506          BBB-/Ba3     Warner Chilcott Corp., Term Loan B-1,
                                      4.25%, 3/15/18                                             463,979
        250,631          BBB-/Ba3     WC Luxco S.a.r.l., Term Loan B-3, 4.25%,
                                      3/15/18                                                    254,734
                                                                                         ---------------
                                                                                         $     1,326,745
--------------------------------------------------------------------------------------------------------
                                      Life Sciences Tools & Services -- 0.8%
      1,303,351           BB-/Ba3     Catalent Pharma, Inc., Dollar Term Loan,
                                      3.698%, 9/15/16                                    $     1,313,941
--------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.3%
        592,428(c)          NR/NR     K-V Pharmaceutical Co., DIP Facility, 11.0%,
                                      12/28/13                                           $       574,655
                                                                                         ---------------
                                      Total Pharmaceuticals, Biotechnology
                                      & Life Sciences                                    $     3,215,341
--------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.1%
                                      Real Estate Development -- 0.1%
        193,750            B-/Ba3     Ozburn-Hessey Holding Co., LLC, First Lien
                                      Term Loan, 8.25%, 4/8/16                           $       194,476
                                                                                         ---------------
                                      Total Real Estate                                  $       194,476
--------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.5%
                                      Computer & Electronics Retail -- 0.5%
        884,251              B/B2     Targus Group International, Inc., Term Loan,
                                      11.0%, 5/24/16                                     $       888,673
                                                                                         ---------------
                                      Total Retailing                                    $       888,673
--------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.3%
                                      Semiconductor Equipment -- 0.3%
        585,466            BB-/B1     Aeroflex, Inc., Tranche B Term Loan, 5.75%,
                                      5/9/18                                             $       594,797
                                                                                         ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                            $       594,797
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 2.7%
                                      Application Software -- 1.9%
        700,000             B+/B1     Applied Systems, Inc., Second Lien Term
                                      Loan, 8.25%, 6/8/17                                $       705,250
        670,342            B-/Ba3     Expert Global Solutions, Inc., Advance First
                                      Lien Term Loan B, 8.5%, 4/3/18                             680,677


The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Application Software -- (continued)
        430,650             NR/B2     Houghton Mifflin Co., Term Loan, 7.25%,
                                      5/22/18                                            $       434,149
        947,626          BB+/Baa2     Nuance Communications, Inc., Term Loan C,
                                      3.2%, 3/31/16                                              955,562
        500,000         CCC+/Caa1     Vertafore, Inc., Second Lien Term Loan,
                                      9.75%, 10/29/17                                            515,000
                                                                                         ---------------
                                                                                         $     3,290,638
--------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced
                                      Services -- 0.1%
        212,143           BBB/Ba2     Vantiv LLC, Tranche B Term Loan, 3.75%,
                                      3/27/19                                            $       213,270
--------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.2%
        245,000           BB+/Ba3     Autotrader.com, Inc., Tranche B-1 Term
                                      Loan, 4.0%, 12/15/16                               $       248,061
--------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.5%
        823,970            BB/Ba3     SunGuard Data Systems, Inc., Tranche C
                                      Term Loan, 3.95%, 2/28/17                          $       829,978
                                                                                         ---------------
                                      Total Software & Services                          $     4,581,947
--------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 0.4%
                                      Communications Equipment -- 0.1%
        241,914            BB/Ba3     CommScope, Inc., Tranche 1 Term Loan,
                                      3.75%, 1/14/18                                     $       245,392
--------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.3%
        477,897              B/B2     Scitor Corp., Term Loan, 5.0%, 2/15/17             $       477,896
                                                                                         ---------------
                                      Total Technology Hardware & Equipment              $       723,288
--------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.5%
                                      Integrated Telecommunication Services -- 0.5%
        792,855             NR/NR     West Corp., Tranche B-8 Term Loan, 0.0%,
                                      6/30/18                                            $       806,627
                                                                                         ---------------
                                      Total Telecommunication Services                   $       806,627
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.8%
                                      Air Freight & Logistics -- 0.8%
        439,482              B/B1     Ceva Group Plc, Dollar Tranche B Pre-Funded
                                      L/C Term Loan, 0.183%, 8/31/16                     $       410,366
        919,588             B-/B1     Ceva Group Plc, U.S. Tranche B Term Loan,
                                      7.276%, 8/31/16                                            883,571
                                                                                         ---------------
                                      Total Transportation                               $     1,293,937
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 21

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.3%
                                      Electric Utilities -- 0.3%
        629,720          CCC/Caa3     Texas Competitive Electric Holdings Co.,
                                      LLC, 2017 Term Loan, 4.731%, 10/10/17              $       464,104
                                                                                         ---------------
                                      Total Utilities                                    $       464,104
--------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR SECURED FLOATING
                                      RATE LOAN INTERESTS
                                      (Cost $43,901,072)                                 $    44,188,875
--------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS & NOTES --
                                      99.9% of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 0.4%
                                      Auto Parts & Equipment -- 0.4%
        350,000            B/Caa1     International Automotive Components
                                      Group SA, 9.125%, 6/1/18 (144A)                    $       349,563
        279,000             B+/B1     Tower Automotive Holdings USA LLC / TA
                                      Holdings Finance, Inc., 10.625%, 9/1/17 (144A)             296,789
                                                                                         ---------------
                                      Total Automobiles & Components                     $       646,352
--------------------------------------------------------------------------------------------------------
                                      BANKS -- 1.5%
                                      Diversified Banks -- 0.6%
        525,000             B-/B3     Banco de Galicia y Buenos Aires, 8.75%,
                                      5/4/18 (144A)                                      $       456,750
        500,000(b)        NR/Caa3     Banco Macro SA, 9.75%, 12/18/36                            362,500
        200,000            NR/Ba2     Turkiye IS Bankasi AS, 6.0%, 10/24/22 (144A)               218,500
                                                                                         ---------------
                                                                                         $     1,037,750
--------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 0.9%
        600,000(b)(d)    BBB/Baa3     PNC Financial Services Group, Inc., 8.25%          $       601,205
        750,000           BBB-/NR     UBS AG/Stamford CT, 7.625%, 8/17/22                        869,658
                                                                                         ---------------
                                                                                         $     1,470,863
                                                                                         ---------------
                                      Total Banks                                        $     2,508,613
--------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 6.9%
                                      Aerospace & Defense -- 0.8%
        600,000           B-/Caa1     ADS Tactical, Inc., 11.0%, 4/1/18 (144A)           $       597,000
        870,000             B-/B2     DynCorp International, Inc., 10.375%, 7/1/17               859,125
                                                                                         ---------------
                                                                                         $     1,456,125
--------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.8%
        850,000           CC/Caa3     New Enterprise Stone & Lime Co., Inc.,
                                      11.0%, 9/1/18                                      $       563,125

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Building Products -- (continued)
        300,000            BB-/B2     USG Corp., 7.875%, 3/30/20 (144A)                  $       341,250
        365,000            BB-/B2     USG Corp., 9.75%, 8/1/14 (144A)                            400,588
                                                                                         ---------------
                                                                                         $     1,304,963
--------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 0.8%
        900,000             B+/B1     Empresas ICA S.A.B. de C.V., 8.9%, 2/4/21
                                      (144A)                                             $       873,000
        500,000            BB-/NR     OAS Investments GMBH, 8.25%, 10/19/19
                                      (144A)                                                     523,500
                                                                                         ---------------
                                                                                         $     1,396,500
--------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 0.9%
        660,000           CCC+/B3     Navistar International Corp., 8.25%,
                                      11/1/21                                            $       687,225
        300,000             NR/NR     OSX 3 Leasing BV, 9.25%, 3/20/15 (144A)                    277,500
        160,000          CCC/Caa1     Stanadyne Holdings, Inc., 10.0%, 8/15/14                   159,000
        500,000(e)      CCC-/Caa3     Stanadyne Holdings, Inc., 12.0%, 2/15/15                   349,375
                                                                                         ---------------
                                                                                         $     1,473,100
--------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.5%
        750,000              B/B3     WireCo WorldGroup, Inc., 9.5%, 5/15/17             $       776,250
--------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.3%
        455,000             B+/B2     JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                      (144A)                                             $       478,319
EUR      80,000           BB-/Ba3     Mark IV Europe Lux SCA / Mark IV USA
                                      SCA, 8.875%, 12/15/17 (144A)                               114,343
                                                                                         ---------------
                                                                                         $       592,662
--------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.5%
        450,000              B/B2     Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)       $       496,125
        500,000(f)          NR/WR     Indalex Holding Corp., 11.5%, 2/1/14                        3,750
        335,000            B/Caa2     Liberty Tire Recycling, 11.0%, 10/1/16 (144A)              343,375
        875,000         CCC+/Caa2     Mueller Water Products, Inc., 7.375%, 6/1/17               899,062
        665,000              B/NR     WPE International Cooperatief UA, 10.375%,
                                      9/30/20 (144A)                                             608,475
        150,000              B/B3     Xerium Technologies, Inc., 8.875%, 6/15/18                 153,375
                                                                                         $     2,504,162
--------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.3%
      1,052,000             B-/B3     INTCOMEX, Inc., 13.25%, 12/15/14                   $     1,062,520


The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 23

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Trading Companies &
                                      Distributors -- (continued)
      1,090,000             B-/B3     TRAC Intermodal LLC / TRAC Intermodal
                                      Corp., 11.0%, 8/15/19 (144A)                       $     1,199,000
                                                                                         ---------------
                                                                                         $     2,261,520
                                                                                         ---------------
                                      Total Capital Goods                                $    11,765,282
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 0.4%
                                      Diversified Support Services -- 0.4%
        750,000             B+/B3     NANA Development Corp., 9.5%, 3/15/19
                                      (144A)                                             $       751,875
--------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.0%
        700,000(f)          NR/WR     Old AII, Inc., 10.0%, 12/15/16                     $         1,400
                                                                                         ---------------
                                      Total Commercial & Professional Services           $       753,275
--------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 3.1%
                                      Home Furnishings -- 0.3%
        535,000             B+/B3     Tempur-Pedic International, Inc., 6.875%,
                                      12/15/20 (144A)                                    $       583,819
--------------------------------------------------------------------------------------------------------
                                      Homebuilding -- 0.7%
        530,000          CCC/Caa2     Beazer Homes USA, Inc., 9.125%, 6/15/18            $       581,675
        605,000             NR/B2     Desarrolladora Homex SAB de CV, 9.5%,
                                      12/11/19 (144A)                                            366,025
        500,000           NR/Caa2     Urbi Desarrollos Urbanos SAB de CV,
                                      9.75%, 2/3/22 (144A)                                       152,500
                                                                                         ---------------
                                                                                         $     1,100,200
--------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 1.4%
        500,000         CCC+/Caa2     Reynolds Group Issuer, Inc., 9.0%, 4/15/19         $       540,000
        475,000         CCC+/Caa2     Reynolds Group Issuer, Inc., 9.875%,
                                      8/15/19                                                    533,187
      1,000,000           CCC+/B3     Yankee Candle Co., Inc., 9.75%, 2/15/17                  1,036,260
        350,000(c)      CCC+/Caa1     YCC Holdings LLC / Yankee Finance, Inc.,
                                      10.25%, 2/15/16                                            361,379
                                                                                         ---------------
                                                                                         $     2,470,826
--------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 0.7%
EUR     275,000          CCC/Caa2     Heckler & Koch GmbH, 9.5%, 5/15/18
                                      (144A)                                             $       339,682
      1,000,000           CCC+/B3     Icon Health & Fitness, Inc., 11.875%,
                                      10/15/16 (144A)                                           837,500
                                                                                         ---------------
                                                                                         $     1,177,182
                                                                                         ---------------
                                      Total Consumer Durables & Apparel                  $     5,332,027
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 4.9%
                                      Business Services -- 0.7%
        750,000              B/B2     Sitel LLC / Sitel Finance Corp., 11.0%,
                                      8/1/17 (144A)                                      $       804,375
        500,000           B-/Caa2     Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18             333,750
                                                                                         ---------------
                                                                                         $     1,138,125
--------------------------------------------------------------------------------------------------------
                                      Casinos & Gaming -- 1.8%
        500,000(f)          NR/WR     Buffalo Thunder Development Authority,
                                      9.375%, 12/15/14 (144A)                            $       135,000
EUR   1,155,000          CCC/Caa3     Codere Finance Luxembourg SA, 8.25%,
                                      6/15/15 (144A)                                           1,215,799
        500,000          CCC/Caa3     Codere Finance Luxembourg SA, 9.25%,
                                      2/15/19 (144A)                                             365,000
         90,000             NR/NR     Little Traverse Bay Bands of Odawa Indians,
                                      9.0%, 8/31/20 (144A)                                        87,300
      1,615,000(f)(h)       NR/WR     Mashantucket Western Pequot Tribe, 8.5%,
                                      11/15/15 (144A)                                            113,050
EUR     500,000         CCC+/Caa1     Peermont Global, Ltd., 7.75%, 4/30/14 (144A)               643,097
        450,000            BB-/B1     Scientific Games International, Inc., 9.25%,
                                      6/15/19                                                    496,125
                                                                                         ---------------
                                                                                         $     3,055,371
--------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.5%
        400,000           CCC+/B2     Seven Seas Cruises S de RL LLC, 9.125%,
                                      5/15/19                                            $       437,500
        325,000             B+/B3     Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                363,187
                                                                                         ---------------
                                                                                         $       800,687
--------------------------------------------------------------------------------------------------------
                                      Leisure Facilities -- 0.6%
EUR     800,000             B+/B3     Cirsa Funding Luxembourg S.A., 8.75%,
                                      5/15/18 (144A)                                     $     1,100,009
--------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.9%
      1,235,000(e)        B-/Caa1     Burger King Capital Holdings LLC, 0.0%,
                                      4/15/19 (144A)                                     $     1,075,994
        400,000              B/B3     Burger King Corp., 9.875%, 10/15/18                        455,500
                                                                                         ---------------
                                                                                         $     1,531,494
--------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.4%
        150,000              B/B2     Avis Budget Car Rental LLC / Avis Budget
                                      Finance, Inc., 9.625%, 3/15/18                     $       168,189
        500,000             B-/B3     StoneMor Operating LLC, 10.25%, 12/1/17                    533,750
                                                                                         ---------------
                                                                                         $       701,939
                                                                                         ---------------
                                      Total Consumer Services                            $     8,327,625
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 25

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 4.7%
                                      Asset Management & Custody Banks -- 0.4%
        590,000         BBB-/Baa3     Janus Capital Group, Inc., 6.7%, 6/15/17           $       683,139
--------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.6%
        445,000             B+/B1     Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                                      7.375%, 4/1/20 (144A)                              $       462,800
        610,000             NR/NR     Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                   573,400
                                                                                         ---------------
                                                                                         $     1,036,200
--------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.2%
        450,000(a)        BB+/Ba2     Goldman Sachs Capital II, 4.0%, 6/1/43             $       383,850
--------------------------------------------------------------------------------------------------------
                                      Multi-Sector Holdings -- 0.4%
        600,000              B/B2     Constellation Enterprises LLC, 10.625%,
                                      2/1/16 (144A)                                      $       636,750
--------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 2.9%
        625,000             NR/B3     DTEK Finance PLC, 7.875%, 4/4/18 (144A)            $       617,812
      6,000,000(e)(g)(h)   BBB/NR     Fixed Income Trust Series 2013-A, 0.0%,
                                      10/15/97 (144A)                                          3,754,107
        300,000(d)          BB/NR     Magnesita Finance, Ltd., 8.625% (144A)                     321,681
        250,000             NR/NR     Unison Ground Lease Funding LLC, 5.78%,
                                      3/15/20 (144A)                                             250,222
                                                                                         ---------------
                                                                                         $     4,943,822
--------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.2%
        425,000             B+/B2     National Money Mart Co., 10.375%,
                                      12/15/16                                           $       457,406
                                                                                         ---------------
                                      Total Diversified Financials                       $     8,141,167
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 12.2%
                                      Coal & Consumable Fuels -- 1.2%
        850,000              B/B2     Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                      (144A)                                             $       728,875
      1,000,000            B/Caa1     Foresight Energy LLC / Foresight Energy
                                      Corp., 9.625%, 8/15/17 (144A)                            1,085,000
        400,000           CCC+/B3     James River Coal Co., 7.875%, 4/1/19                       166,000
                                                                                         ---------------
                                                                                         $     1,979,875
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 1.1%
      1,000,000         CCC+/Caa3     Ocean Rig UDW, Inc., 9.5%, 4/27/16 (144A)          $     1,055,000
        500,000             B+/B2     Pioneer Energy Services Corp., 9.875%,
                                      3/15/18                                                    549,375
        320,000              B/B1     Shelf Drill Holdings, Ltd., 8.625%, 11/1/18
                                      (144A)                                                     342,400
                                                                                         ---------------
                                                                                         $     1,946,775
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 1.5%
      1,358,000             B+/B1     American Petroleum Tankers Parent LLC /
                                      AP Tankers Co., 10.25%, 5/1/15                     $     1,392,806
        448,000              B/B3     Expro Finance Luxembourg SCA, 8.5%,
                                      12/15/16 (144A)                                            478,240
        330,000            B/Caa1     Forbes Energy Services, Ltd., 9.0%, 6/15/19                325,875
        330,000              B/B3     Seitel, Inc., 9.5%, 4/15/19 (144A)                         344,025
                                                                                         ---------------
                                                                                         $     2,540,946
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 8.2%
        520,000         CCC+/Caa1     Athlon Holdings LP / Athlon Finance Corp.,
                                      7.375%, 4/15/21 (144A)                             $       547,300
        505,000            BB-/B1     Berry Petroleum Co., 10.25%, 6/1/14                        545,400
        100,000             B-/B3     Comstock Resources, Inc., 7.75%, 4/1/19                    107,000
        500,000             B-/B3     Comstock Resources, Inc., 9.5%, 6/15/20                    562,500
        600,000              B/B2     EP Energy LLC / EP Energy Finance, Inc.,
                                      9.375%, 5/1/20                                             699,000
        280,000(c)           B/B3     EPE Holdings LLC / EP Energy Bond Co.,
                                      Inc., 8.125%, 12/15/17 (144A)                              298,200
        920,000             B-/B2     Forest Oil Corp., 7.5%, 9/15/20 (144A)                     979,800
        360,000              B/NR     GeoPark Latin America Ltd., Agencia en
                                      Chile, 7.5%, 2/11/20 (144A)                                371,700
        570,000           CCC+/B3     Gulfport Energy Corp., 7.75%, 11/1/20
                                      (144A)                                                     614,175
        650,000         CCC+/Caa1     Halcon Resources Corp., 9.75%, 7/15/20
                                      (144A)                                                     710,125
        444,000              B/B2     Linn Energy LLC / Linn Energy Finance
                                      Corp., 11.75%, 5/15/17                                     472,860
        410,000           B-/Caa1     Memorial Production Partners LP /
                                      Memorial Production Finance Corp.,
                                      7.625%, 5/1/21 (144A)                                      418,200
        455,000           B-/Caa1     Midstates Petroleum Co., Inc., 10.75%,
                                      10/1/20 (144A)                                             500,500
        800,000             B+/NR     MIE Holdings Corp., 9.75%, 5/12/16
                                      (144A)                                                     868,000
        200,000             NR/NR     National JSC Naftogaz of Ukraine, 9.5%,
                                      9/30/14                                                    207,420
      1,440,000           B-/Caa1     Northern Oil & Gas, Inc., 8.0%, 6/1/20                   1,504,800
NOK   2,500,000             NR/NR     Norwegian Energy Co., AS, 12.9%, 11/20/14                  448,752
        535,000             B-/B3     PDC Energy, Inc., 7.75%, 10/15/22 (144A)                   584,488
        480,000           B-/Caa1     Penn Virginia Corp., 8.5%, 5/1/20 (144A)                   482,400
        280,000         CCC+/Caa1     PetroBakken Energy, Ltd., 8.625%, 2/1/20
                                      (144A)                                                     288,400
        480,000           B-/Caa1     QR Energy LP / QRE Finance Corp., 9.25%,
                                      8/1/20                                                     517,200

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 27

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration &
                                      Production -- (continued)
        240,000          CCC/Caa1     Quicksilver Resources, Inc., 7.125%, 4/1/16   $            228,000
        700,000             B-/B3     Resolute Energy Corp., 8.5%, 5/1/20                        752,500
        472,000             B+/B2     Rosetta Resources, Inc., 9.5%, 4/15/18                     522,740
        200,000             B-/B3     Samson Investment Co., 9.75%, 2/15/20
                                      (144A)                                                     212,500
        335,000         CCC+/Caa1     Talos Production LLC / Talos Production
                                      Finance, Inc., 9.75%, 2/15/18 (144A)                       329,975
CAD     315,000              B/NR     Trilogy Energy Corp., 7.25%, 12/13/19
                                      (144A)                                                     325,113
                                                                                         ---------------
                                                                                         $    14,099,048
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 0.2%
        450,000(b)         BB/Ba1     Southern Union Co., 3.292%, 11/1/66                $       392,062
                                                                                         ---------------
                                      Total Energy                                       $    20,958,706
--------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 7.6%
                                      Agricultural Products -- 1.0%
      1,127,000              B/B3     Southern States Cooperative, Inc., 11.25%,
                                      5/15/15 (144A)                                     $     1,184,759
        500,000              B/NR     Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                 518,750
                                                                                         ---------------
                                                                                         $     1,703,509
--------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 5.4%
        225,000              B/B2     Agrokor DD, 8.875%, 2/1/20 (144A)                  $       251,325
EUR     200,000              B/B2     Agrokor DD, 9.875%, 5/1/19 (144A)                          298,687
        650,000            BB/Ba3     Bertin SA / Bertin Finance, Ltd., 10.25%,
                                      10/5/16 (144A)                                             739,375
        500,000             B+/B1     CFG Investment SAC, 9.75%, 7/30/19 (144A)                  457,500
        305,000              B/B1     Chiquita Brands International, Inc. /
                                      Chiquita Brands LLC, 7.875%, 2/1/21 (144A)                 327,112
        491,000             B+/B2     Corporacion Pesquera Inca SAC, 9.0%,
                                      2/10/17 (144A)                                             526,843
      1,100,000              B/B3     FAGE Dairy Industry SA/FAGE USA Dairy
                                      Industry, Inc., 9.875%, 2/1/20 (144A)                    1,215,500
        224,421(f)(h)       NR/NR     Independencia International, Ltd., 12.0%,
                                      12/30/16 (144A)                                                561
        800,000              B/B2     Marfrig Holding Europe BV, 8.375%,
                                      5/9/18 (144A)                                              712,000
        475,000              B/B2     Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                432,250
        700,000             B+/B2     Marfrig Overseas, Ltd., 9.625%, 11/16/16
                                      (144A)                                                     661,500
        700,000              B/NR     MHP SA, 8.25%, 4/2/20 (144A)                               691,155
      1,600,000            BB-/B1     Minerva Luxembourg SA, 7.75%, 1/31/23
                                      (144A)                                                   1,708,320


The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- (continued)
        200,000            BB-/B1     Minerva Luxembourg SA, 12.25%, 2/10/22
                                      (144A)                                             $       247,000
        600,000             B+/B2     Pesquera Exalmar SAA, 7.375%, 1/31/20
                                      (144A)                                                     596,100
        300,000            B/Caa1     Pilgrim's Pride Corp., 7.875%, 12/15/18                    325,500
                                                                                         ---------------
                                                                                         $     9,190,728
--------------------------------------------------------------------------------------------------------
                                      Tobacco -- 1.2%
      2,015,000             B-/B3     Alliance One International, Inc., 10.0%,
                                      7/15/16                                            $     2,139,728
                                                                                         ---------------
                                      Total Food, Beverage & Tobacco                     $    13,033,965
--------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 4.7%
                                      Health Care Equipment & Services -- 1.1%
        915,000         CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17                    $       871,537
        875,000             B+/B2     Physio-Control International, Inc., 9.875%,
                                      1/15/19 (144A)                                             999,688
                                                                                         ---------------
                                                                                         $     1,871,225
--------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.5%
        600,000             B-/B3     Kindred Healthcare, Inc., 8.25%, 6/1/19            $       617,250
        200,000         CCC+/Caa1     United Surgical Partners, 9.0%, 4/1/20                     226,000
                                                                                         ---------------
                                                                                         $       843,250
--------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 2.3%
        378,000           B-/Caa1     BioScrip, Inc., 10.25%, 10/1/15                    $       399,262
        476,000         CCC+/Caa2     Gentiva Health Services, Inc., 11.5%,
                                      9/1/18                                                     495,040
      1,000,000         CCC+/Caa2     Rural / Metro Corp., 10.125%, 7/15/19
                                      (144A)                                                   1,029,375
        796,459           CCC+/B3     Surgical Care Affiliates, Inc., 8.875%,
                                      7/15/15 (144A)                                             806,415
      1,170,000         CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%,
                                      7/15/17 (144A)                                           1,219,725
                                                                                         ---------------
                                                                                         $     3,949,817
--------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.6%
        455,000            B/Caa1     Bausch & Lomb, Inc., 9.875%, 11/1/15               $       470,356
        500,000           B-/Caa2     Immucor, Inc., 11.125%, 8/15/19                            573,750
                                                                                         ---------------
                                                                                         $     1,044,106
--------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.2%
        275,000         CCC+/Caa1     Emdeon, Inc., 11.0%, 12/31/19                      $       321,063
                                                                                         ---------------
                                      Total Health Care Equipment & Services             $     8,029,461
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 29

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 24.2%
                                      Insurance Brokers -- 1.1%
      1,000,000         CCC+/Caa2     HUB International, Ltd., 8.125%, 10/15/18
                                      (144A)                                             $     1,076,250
GBP     475,000           NR/Caa2     Towergate Finance Plc, 10.5%, 2/15/19 (144A)               781,910
                                                                                         ---------------
                                                                                         $     1,858,160
--------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.6%
      1,000,000(b)        BB/Baa3     Liberty Mutual Group, Inc., 7.0%, 3/15/37
                                      (144A)                                             $     1,032,500
--------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 0.0%+
         80,000(b)(d)     BB+/Ba2     White Mountains Insurance Group, Ltd.,
                                      7.506% (144A)                                      $        84,677
--------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 22.5%
EUR     750,000(a)          BB/NR     ATLAS Reinsurance VII, 3.65%, 1/7/16
                                      (144A)                                             $     1,005,304
        250,000(a)         BB-/NR     ATLAS Reinsurance VII, 8.154%, 1/7/16
                                      (144A)                                                     256,300
EUR     500,000(a)          B-/NR     ATLAS VI Capital, Ltd., 10.5%, 4/7/14 (144A)               675,466
      1,000,000(a)         BB+/NR     Bosphorus 1 Re Ltd., 2.551%, 5/3/16 (144A)               1,000,200
        500,000(a)          NR/NR     Caelus Re 2013, Ltd., 6.901%, 4/7/17 (144A)                501,950
      2,000,000(a)         BB-/NR     Caelus Re, Ltd., 5.301%, 3/7/16 (144A)                   2,006,400
        900,000(a)         NR/Ba2     Combine Re, Ltd., 10.051%, 1/7/15 (144A)                   971,370
        750,000(a)          NR/NR     Combine Re, Ltd., 17.801%, 1/7/15 (144A)                   846,825
        500,000(a)         BB-/NR     Compass Re, Ltd., 10.301%, 1/8/15 (144A)                   520,100
        500,000(a)          B+/NR     Compass Re, Ltd., 11.301%, 1/8/15 (144A)                   513,000
      1,000,000(a)         BB+/NR     Foundation Re III, Ltd., 5.051%, 2/25/15                 1,033,100
      1,000,000(a)          BB/NR     Foundation Re III, Ltd., 5.801%, 2/3/14
                                      (144A)                                                   1,006,900
      1,300,000(a)          B-/NR     Ibis Re II, Ltd., 13.546%, 2/5/15 (144A)                 1,308,450
      1,000,000(a)         BB+/NR     Kibou, Ltd., 5.301%, 2/16/15 (144A)                      1,043,800
      1,000,000(a)           B/NR     Montana Re, Ltd., 12.181%, 1/8/14 (144A)                   982,100
      2,000,000(a)          NR/NR     Montana Re, Ltd., 16.681%, 1/8/14 (144A)                 2,001,000
        975,000(a)          B-/NR     Mythen Re, Ltd., 11.94%, 11/10/16 (144A)                   957,158
        500,000(a)          B+/NR     Mythen Re, Ltd. Series 2012-2 Class A,
                                      8.71%, 1/5/17 (144A)                                       516,050
      1,500,000(a)          NR/B2     Mythen, Ltd., 11.216%, 5/7/15 (144A)                     1,629,450
      1,250,000(a)          NR/NR     Pelican Re, Ltd., 6.046%, 5/15/17 (144A)                 1,250,000
        500,000(a)          NR/NR     Pelican Re, Ltd., 13.796%, 4/13/15 (144A)                  534,100
      1,200,000(a)         BB-/NR     Queen Street II Capital, Ltd., 7.546%,
                                      4/9/14 (144A)                                            1,209,840
      2,000,000(a)         BB-/NR     Queen Street IV Capital, Ltd., 7.546%,
                                      4/9/15 (144A)                                            2,023,200
        250,000(a)           B/NR     Queen Street VII Capital, Ltd., 8.646%,
                                      4/8/16 (144A)                                              251,025


The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Reinsurance (continued)
      1,250,000(a)          B-/NR     Residential Reinsurance 2011, Ltd.,
                                      12.046%, 6/6/15 (144A)                             $     1,290,375
        250,000(a)          NR/NR     Residential Reinsurance 2012, Ltd.,
                                      12.796%, 12/6/16 (144A)                                    259,200
      1,250,000(a)          NR/NR     Residential Reinsurance 2012, Ltd.,
                                      19.046%, 12/6/16 (144A)                                  1,301,875
      1,000,000(a)          NR/NR     Residential Reinsurance 2012, Ltd.,
                                      22.046%, 6/6/16 (144A)                                   1,048,100
      1,000,000(g)          NR/NR     Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                  1,068,000
      1,500,000(g)          NR/NR     Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                   1,520,700
        500,000(a)          NR/B2     Successor X, Ltd., 11.046%, 1/27/15 (144A)                 514,100
      1,500,000(a)          B-/NR     Successor X, Ltd., 11.296%, 11/10/15
                                      (144A)                                                   1,512,450
      2,000,000(a)          B-/NR     Successor X, Ltd., 14.683%, 1/7/14 (144A)                1,998,200
      2,000,000(a)          NR/NR     Successor X, Ltd., 16.183%, 1/7/14 (144A)                1,977,200
      1,000,000(a)          NR/NR     Successor X, Ltd., 16.546%, 1/27/15
                                      (144A)                                                   1,035,600
      1,000,000(a)          B+/NR     Tar Heel Re Ltd., 8.546%, 5/9/16 (144A)                  1,031,000
                                                                                         $    38,599,888
                                                                                         ---------------
                                      Total Insurance                                    $    41,575,225
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 13.0%
                                      Commodity Chemicals -- 0.5%
        300,000           BBB-/WR     Basell Finance Co. BV, 8.1%, 3/15/27 (144A)        $       413,250
EUR     250,000            CCC/B3     KP Germany Erste GmbH, 11.625%,
                                      7/15/17 (144A)                                             371,779
                                                                                         ---------------
                                                                                         $       785,029
--------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.8%
        865,000            C/Caa3     AGY Holding Corp., 11.0%, 11/15/14                 $       445,475
        389,000              B/NR     Cemex Espana Luxembourg, 9.875%,
                                      4/30/19 (144A)                                             445,405
        400,000              B/NR     Cemex Finance LLC, 9.5%, 12/14/16 (144A)                   430,000
        100,000              B/NR     Cemex SAB de CV, 9.0%, 1/11/18 (144A)                      109,000
                                                                                         ---------------
                                                                                         $     1,429,880
--------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 1.2%
EUR   1,375,000           B-/Caa1     INEOS Group Holdings SA, 7.875%,
                                      2/15/16 (144A)                                     $     1,838,625
        275,000           CC/Caa1     Momentive Performance Materials, Inc.,
                                      9.0%, 1/15/21                                              238,562
                                                                                         ---------------
                                                                                         $     2,077,187
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Diversified High Income Trust | Annual Report | 4/30/13 31

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.6%
        300,000          CCC/Caa2     Midwest Vanadium Pty., Ltd., 11.5%,
                                      2/15/18 (144A)                                     $       195,000
        650,000           B-/Caa1     Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)               552,500
        550,000           CCC+/B3     Molycorp, Inc., 10.0%, 6/1/20                              539,000
        400,000             B+/B2     Mongolian Mining Corp., 8.875%, 3/29/17
                                      (144A)                                                     409,520
        180,000            B/Caa1     Prince Mineral Holding Corp., 11.5%,
                                      12/15/19 (144A)                                            200,700
        750,000            BB/Ba3     Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                858,750
                                                                                         ---------------
                                                                                         $     2,755,470
--------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.9%
        560,882(c)      CCC+/Caa1     Ardagh Finance SA, 11.125%, 6/1/18 (144A)          $       631,693
EUR     250,000           CCC+/B3     Ardagh Glass Finance Plc, 8.75%, 2/1/20
                                      (144A)                                                     351,977
EUR     255,000            B+/Ba3     Ardagh Glass Finance Plc, 9.25%, 7/1/16
                                      (144A)                                                     355,661
        175,000           CCC+/B3     BWAY Holdings Co., 10.0%, 6/15/18                          196,000
                                                                                         ---------------
                                                                                         $     1,535,331
--------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.7%
        750,103(e)          NR/NR     Bio Pappel SAB de CV, 7.0%, 8/27/16                $       738,851
        500,000           B-/Caa1     Pretium Packaging LLC / Pretium Finance,
                                      Inc., 11.5%, 4/1/16                                        542,500
                                                                                         ---------------
                                                                                         $     1,281,351
--------------------------------------------------------------------------------------------------------
                                      Paper Products -- 2.4%
        500,000             B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15
                                      (144A)                                             $       528,750
        200,000           CCC+/B3     Appleton Papers, Inc., 11.25%, 12/15/15                    228,000
        580,000         CCC+/Caa2     Exopack Holdings Corp., 10.0%, 6/1/18                      585,800
        186,000             B+/B1     Grupo Papelero Scribe SA de CV, 8.875%,
                                      4/7/20 (144A)                                              184,140
        344,000             B+/B3     Mercer International, Inc., 9.5%, 12/1/17                  374,960
        840,000           BB-/Ba3     Resolute Forest Products, Inc., 5.875%,
                                      5/15/23 (144A)                                             829,500
        392,000            BB/Ba3     Resolute Forest Products, Inc., 10.25%,
                                      10/15/18                                                   457,856
        545,000            BB/Ba2     Sappi Papier Holding GmbH, 8.375%,
                                      6/15/19 (144A)                                             610,400
        255,000           B-/Caa1     Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                      2/15/19 (144A)                                             265,200
                                                                                         ---------------
                                                                                         $     4,064,606
--------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.3%
        500,000           BB-/Ba3     ALROSA Finance SA, 8.875%, 11/17/14
                                      (144A)                                             $       549,700
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Steel -- 4.6%
        750,000             B+/B3     AM Castle & Co., 12.75%, 12/15/16                  $       886,875
        250,000             B+/B3     APERAM, 7.375%, 4/1/16 (144A)                              252,500
        350,000            B/Caa1     Atkore International, Inc., 9.875%, 1/1/18                 385,438
        450,000              B/B3     Essar Steel Algoma, Inc., 9.375%, 3/15/15
                                      (144A)                                                     427,500
      1,245,000          CCC/Caa2     Essar Steel Algoma, Inc., 9.875%, 6/15/15
                                      (144A)                                                     983,550
        250,000             B+/B1     Evraz Group SA, 9.5%, 4/24/18 (144A)                       281,375
        900,000            B/Caa1     Ferrexpo Finance Plc, 7.875%, 4/7/16
                                      (144A)                                                     893,250
        900,000             NR/B3     Metinvest BV, 8.75%, 2/14/18 (144A)                        918,000
        600,000             NR/B3     Metinvest BV, 10.25%, 5/20/15 (144A)                       640,500
        585,000              B/B2     Optima Specialty Steel, Inc., 12.5%,
                                      12/15/16 (144A)                                            637,650
        750,000             B-/B3     Permian Holdings, Inc., 10.5%, 1/15/18
                                      (144A)                                                     774,375
        750,000         CCC+/Caa2     Ryerson, Inc., 9.0%, 10/15/17 (144A)                       817,500
                                                                                         ---------------
                                                                                         $     7,898,513
                                                                                         ---------------
                                      Total Materials                                    $    22,377,067
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 4.9%
                                      Advertising -- 0.7%
      1,100,000             NR/B3     Good Sam Enterprises LLC, 11.5%, 12/1/16           $     1,175,625
--------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 2.8%
        400,000         CCC+/Caa2     Intelsat Luxembourg SA, 7.75%, 6/1/21
                                      (144A)                                             $       422,000
EUR     150,000             B+/B1     Nara Cable Funding II Ltd., 8.5%, 3/1/20
                                      (144A)                                                     217,107
        400,000             B+/B1     Nara Cable Funding, Ltd., 8.875%,
                                      12/1/18 (144A)                                             496,897
        430,000             B-/B3     Telesat Canada / Telesat LLC, 12.5%,
                                      11/1/17                                                    457,412
      1,655,000              B/B3     Townsquare Radio LLC / Townsquare
                                      Radio, Inc., 9.0%, 4/1/19 (144A)                         1,808,088
        990,000         CCC+/Caa1     Truven Health Analytics, Inc., 10.625%,
                                      6/1/20 (144A)                                            1,133,550
EUR     200,000             B+/B1     TVN Finance Corp. II AB, 10.75%,
                                      11/15/17 (144A)                                            286,844
                                                                                         ---------------
                                                                                         $     4,821,898
--------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 1.2%
      1,710,000         CCC+/Caa1     AMC Entertainment, Inc., 9.75%, 12/1/20            $     1,987,875
        200,000         CCC+/Caa1     Production Resource Group, Inc., 8.875%,
                                      5/1/19                                                     160,000
                                                                                         ---------------
                                                                                         $     2,147,875
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 33

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.2%
        245,000             B-/B3     Interactive Data Corp., 10.25%, 8/1/18             $       278,688
                                                                                         ---------------
                                      Total Media                                        $     8,424,086
--------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY
                                      & LIFE SCIENCES -- 1.5%
                                      Biotechnology -- 0.8%
        300,000            B/Caa1     ConvaTec Healthcare E SA, 10.5%,
                                      12/15/18 (144A)                                    $       337,500
      1,043,000            B/Caa2     Lantheus Medical Imaging, Inc., 9.75%,
                                      5/15/17                                                  1,032,570
                                                                                         ---------------
                                                                                         $     1,370,070
--------------------------------------------------------------------------------------------------------
                                      Life Sciences Tools & Services -- 0.0%+
         61,297            B/Caa1     Catalent Pharma Solutions, Inc., 9.5%,
                                      4/15/15                                            $        61,450
--------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.7%
      1,215,000(f)          NR/NR     KV Pharmaceutical Co., 12.0%, 3/15/15              $     1,154,250
                                                                                         ---------------
                                      Total Pharmaceuticals, Biotechnology
                                      & Life Sciences                                    $     2,585,770
--------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.3%
                                      Diversified REIT's -- 0.1%
        200,000             B/Ba3     CNL Lifestyle Properties, Inc., 7.25%, 4/15/19     $       202,500
--------------------------------------------------------------------------------------------------------
                                      Real Estate Operating Companies -- 0.2%
        410,000             B-/NR     IRSA Inversiones y Representaciones SA,
                                      8.5%, 2/2/17 (144A)                                $       379,250
                                                                                         ---------------
                                      Total Real Estate                                  $       581,750
--------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.5%
                                      Semiconductor Equipment -- 0.2%
        465,000           B+/Caa1     MEMC Electronic Materials, Inc., 7.75%,
                                      4/1/19                                             $       432,450
--------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.3%
        500,000              B/B2     Advanced Micro Devices, 7.5%, 8/15/22
                                      (144A)                                             $       478,750
                                                                                         ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                            $       911,200
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 1.4%
                                      Application Software -- 0.4%
        559,000         CCC-/Caa2     Allen Systems Group, Inc., 10.5%,
                                      11/15/16 (144A)                                    $       354,965
        415,000             B-/B3     Interface Security Systems Holdings, Inc. /
                                      Interface Security Systems LLC, 9.25%,
                                      1/15/18 (144A)                                             430,562
                                                                                         ---------------
                                                                                         $       785,527
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced
                                      Services -- 0.4%
        404,000           B-/Caa1     First Data Corp., 8.25%, 1/15/21 (144A)            $       429,250
        250,000           B-/Caa1     First Data Corp., 10.625%, 6/15/21 (144A)                  257,188
                                                                                         ---------------
                                                                                         $       686,438
--------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.6%
        999,506(c)(h)       NR/NR     Pegasus Solutions, Inc., 13.0%, 4/15/14
                                      (144A)                                             $       959,526
                                                                                         ---------------
                                      Total Software & Services                          $     2,431,491
--------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 0.3%
                                      Computer Storage & Peripherals -- 0.3%
        415,000          BBB/Baa3     Seagate Technology International, Inc.,
                                      10.0%, 5/1/14 (144A)                               $       435,750
                                                                                         ---------------
                                      Total Technology Hardware & Equipment              $       435,750
--------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.4%
                                      Alternative Carriers -- 0.3%
        350,000             NR/WR     PAETEC Holding Corp., 9.875%, 12/1/18              $       402,500
--------------------------------------------------------------------------------------------------------
                                      Integrated Telecommunication
                                      Services -- 0.4%
        388,000           CCC+/B3     Cincinnati Bell, Inc., 8.75%, 3/15/18              $       395,760
        300,000           BB-/Ba2     Frontier Communications Corp., 8.75%,
                                      4/15/22                                                    337,500
                                                                                         ---------------
                                                                                         $       733,260
--------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication
                                      Services -- 1.7%
        300,000           NR/Caa1     Digicel Group, Ltd., 10.5%, 4/15/18 (144A)         $       332,250
        750,000          CCC/Caa1     NII Capital Corp., 10.0%, 8/15/16                          772,500
      1,115,000            BB/Ba3     Vimpel Communications Via VIP Finance
                                      Ireland, Ltd. OJSC, 9.125%, 4/30/18 (144A)               1,339,004
RUB  14,400,000            BB/Ba3     VimpelCom Holdings BV, 9.0%, 2/13/18
                                      (144A)                                                     484,554
                                                                                         ---------------
                                                                                         $     2,928,308
                                                                                         ---------------
                                      Total Telecommunication Services                   $     4,064,068
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 3.4%
                                      Air Freight & Logistics -- 0.5%
      1,329,000               D/C     CEVA Group Plc, 11.5%, 4/1/18 (144A)               $       863,850
--------------------------------------------------------------------------------------------------------
                                      Airlines -- 1.0%
         81,268           BB+/Ba2     Continental Airlines 1998-1 Class B Pass
                                      Through Trust, 6.748%, 3/15/17                     $        85,535
        250,000           BB+/Ba3     Delta Air Lines 2010-1 Class B Pass
                                      Through Trust, 6.375%, 1/2/16                              260,625

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 35

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Airlines -- (continued)
      1,000,000             B-/NR     Gol Finance, 9.25%, 7/20/20 (144A)                 $       892,500
        500,000            BB-/NR     TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                 555,000
                                                                                         ---------------
                                                                                         $     1,793,660
--------------------------------------------------------------------------------------------------------
                                      Airport Services -- 0.3%
        546,000             B-/B3     Aeropuertos Argentina 2000 SA, 10.75%,
                                      12/1/20 (144A)                                     $       511,875
--------------------------------------------------------------------------------------------------------
                                      Marine -- 0.5%
        200,000             NR/NR     Far Eastern Shipping Co., 8.0%, 5/2/18
                                      (144A)                                             $       201,227
        525,000             B+/B3     Navios South American Logistics, Inc./Navios
                                      Logistics Finance US, Inc., 9.25%, 4/15/19                 573,562
                                                                                         ---------------
                                                                                         $       774,789
--------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.2%
        310,254(c)      CCC/Caa3      Florida East Coast Holdings Corp., 10.5%,
                                      8/1/17                                             $       322,664
--------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.9%
        450,000           BB-/Ba3     Aeropuertos Dominicanos Siglo XXI SA,
                                      9.25%, 11/13/19 (144A)                             $       488,250
        425,000             B+/B3     Swift Services Holdings, Inc., 10.0%, 11/15/18             486,625
        550,000              B/B3     Syncreon Global Ireland, Ltd., 9.5%, 5/1/18
                                      (144A)                                                     585,750
                                                                                         $     1,560,625
                                                                                         ---------------
                                      Total Transportation                               $     5,827,463
--------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 1.6%
                                      Electric Utilities -- 0.6%
        750,000            CCC/NR     Cia de Energia Electrica en Alta Tension
                                      Transener SA, 9.75%, 8/15/21 (144A)                $       326,250
        419,000           NR/Caa1     Empresa Distrbuidora Y Comercializadora
                                      Norte, 9.75%, 10/25/22 (144A)                              194,835
        225,000          BBB-/Ba1     PNM Resources, Inc., 9.25%, 5/15/15                        256,219
        240,000          CCC/Caa3     Texas Competitive Electric Holdings Co., LLC/
                                      TCEH Finance, Inc., 11.5%, 10/1/20 (144A)                  189,000
                                                                                         ---------------
                                                                                         $       966,304
--------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.6%
      1,135,000             B-/B3     Transportadora de Gas del Sur SA, 7.875%,
                                      5/14/17 (144A)                                     $       981,775
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      Independent Power Producers &
                                      Energy Traders -- 0.4%
        750,000              B/B1     InterGen NV, 9.0%, 6/30/17 (144A)                  $       759,375
                                                                                         ---------------
                                      Total Utilities                                    $     2,707,454
--------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $169,066,886)                                $   171,417,797
--------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE BONDS & NOTES --
                                      2.6% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Asset Management & Custody Banks -- 0.1%
        120,000            BBB/NR     Apollo Investment Corp., 5.75%, 1/15/16            $       128,025
                                                                                         ---------------
                                      Total Diversified Financials                       $       128,025
--------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                      Health Care Equipment & Services -- 0.7%
      1,040,000(e)          B+/NR     Hologic, Inc., 2.0%, 12/15/37                      $     1,188,200
--------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.2%
        405,000              B/NR     LifePoint Hospitals, Inc., 3.5%, 5/15/14           $       438,918
--------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.0%+
         15,000             B+/B2     Omnicare, Inc., 3.25%, 12/15/35                    $        15,300
                                                                                         ---------------
                                      Total Health Care Equipment & Services             $     1,642,418
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.0%
                                      Diversified Chemicals -- 0.9%
      1,900,000(j)          B+/NR     Hercules, Inc., 6.5%, 6/30/29                      $     1,606,640
--------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.1%
        100,000             BB/NR     Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16      $       103,300
                                                                                         ---------------
                                      Total Materials                                    $     1,709,940
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.4%
                                      Movies & Entertainment -- 0.4%
        659,000             B-/NR     Live Nation Entertainment, Inc., 2.875%,
                                      7/15/27                                            $       663,119
                                      Total Media                                        $       663,119
--------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.2%
                                      Semiconductors -- 0.2%
        150,000             NR/NR     JA Solar Holdings Co., Ltd., 4.5%, 5/15/13         $       141,750
        250,000             NR/NR     ReneSola, Ltd., 4.125%, 3/15/18 (144A)                     128,594
                                                                                         ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                            $       270,344
--------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE BONDS & NOTES
                                      (Cost $3,454,438)                                  $     4,413,846
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 37

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      SOVEREIGN DEBT OBLIGATIONS --
                                      2.4% of Net Assets
                                      Argentina -- 0.2%
        400,000             B-/NR     Province of Salta Argentina, 9.5%,
                                      3/16/22 (144A)                                     $       356,116
--------------------------------------------------------------------------------------------------------
                                      Brazil -- 0.3%
BRL     750,000          BBB/Baa2     Brazilian Government International Bond,
                                      10.25%, 1/10/28                                    $       467,520
--------------------------------------------------------------------------------------------------------
                                      Ghana -- 0.1%
GHS     300,000             NR/NR     Ghana Government Bond, 21.0%, 10/26/15             $       159,564
--------------------------------------------------------------------------------------------------------
                                      Mexico -- 0.6%
MXN   9,370,000           A-/Baa1     Mexican Bonos, 7.5%, 6/3/27                        $     1,045,111
--------------------------------------------------------------------------------------------------------
                                      Nigeria -- 0.6%
NGN  74,000,000             NR/NR     Nigeria Government Bond, 16.0%, 6/29/19            $       546,523
NGN  57,000,000                       Nigeria Treasury Bills, 11.852%, 2/6/14                    332,065
NGN  22,000,000                       Nigeria Treasury Bills, 11.98%, 4/10/14                    126,114
                                                                                         ---------------
                                                                                         $     1,004,702
                                                                                         ---------------
                                                                                         $     1,004,702
--------------------------------------------------------------------------------------------------------
                                      Ukraine -- 0.6%
        900,000              B/B3     Ukraine Government International Bond,
                                      6.75%, 11/14/17 (144A)                             $       952,500
--------------------------------------------------------------------------------------------------------
                                      TOTAL SOVEREIGN DEBT OBLIGATIONS
                                      (Cost $3,180,458)                                  $     3,985,513
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 1.1% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.0%+
                                      Other Diversified Financial Services -- 0.0%+
            731(k)                    BTA Bank JSC (G.D.R.) (144A)                       $           531
                                                                                         ---------------
                                      Total Diversified Financials                       $           531
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%+
                                      Oil & Gas Drilling -- 0.0%+
          1,109(k)                    Rowan Companies, Plc, Class A                      $        36,076
                                                                                         ---------------
                                      Total Energy                                       $        36,076
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.9%
                                      Reinsurance -- 0.9%
         15,000(g)(k)                 Lorenz Re, Ltd.                                    $     1,500,000
                                                                                         ---------------
                                      Total Insurance                                    $     1,500,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
                      S&P/Moody's
                      Ratings
Shares                (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.0%+
                                      Forest Products -- 0.0%+
CAD      13,963(k)                    Ainsworth Lumber Co. Ltd.                          $        54,042
                                                                                         ---------------
                                      Total Materials                                    $        54,042
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.0%+
                                      Systems Software -- 0.0%+
         2,114(h)(k)                  Perseus Holding Corp.                              $         5,285
                                                                                         ---------------
                                      Total Software & Services                          $         5,285
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Marine -- 0.2%
        247,509(h)(k)                 Horizon Lines, Inc., Class A                       $       346,513
                                                                                         ---------------
                                      Total Transportation                               $       346,513
--------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $2,255,909)                                  $     1,942,447
--------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCK --
                                      0.4% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.4%
                                      Other Diversified Financial Services -- 0.4%
            470(d)                    Bank of America Corp., 7.25%                       $       585,000
                                                                                         ---------------
                                      Total Diversified Financials                       $       585,000
--------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE PREFERRED STOCK
                                      (Cost $382,900)                                    $       585,000
--------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 1.9% of
                                      Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.6%
                                      Other Diversified Financial Services --
                                      (continued) -- 0.6%
         40,675(b)                    GMAC Capital Trust I, 8.125%                       $     1,114,088
                                                                                         ---------------
                                      Total Diversified Financials                       $     1,114,088
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.2%
                                      Reinsurance -- 1.2%
      2,000,000(g)(k)                 Altair Re, 0.0%                                    $     2,009,600
                                                                                         ---------------
                                      Total Insurance                                    $     2,009,600
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.1%
                                      Data Processing & Outsourced
                                      Services -- 0.1%
          1,110(h)(k)                 Perseus Holding Corp., 14.0%                       $        91,575
                                                                                         ---------------
                                      Total Software & Services                          $        91,575
--------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $2,933,996)                                  $     3,215,263
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 39

--------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
--------------------------------------------------------------------------------------------------------
                                      RIGHT/WARRANT -- 0.0%+ of
                                      Net Assets
                                      AUTOMOBILES & COMPONENTS -- 0.0%+
                                      Auto Parts & Equipment -- 0.0%+
             86(k)                    Lear Corp., Expires 11/9/14                        $         9,860
                                                                                         ---------------
                                      Total Automobiles & Components                     $         9,860
--------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHT/WARRANT
                                      (Cost $4,645)                                      $         9,860
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------------------------------
                                      TEMPORARY CASH INVESTMENTS --
                                      2.2% -- of Net Assets
                                      REPURCHASE AGREEMENT: 2.2%
      3,850,000                       Bank of Nova Scotia, Inc, 0.16%, dated 5/1/13,
                                      repurchase price of $3,850,000 plus accrued
                                      interest on 5/1/13 collateralized by $3,927,108
                                      U.S. Treasury Notes, 0.0%, 10/31/14.               $     3,850,000
--------------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $3,850,000)                                        3,850,000
--------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 139.6%
                                      (Cost -- $235,114,542) (l)                             239,539,915
--------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- (39.6)%            $   (67,893,829)
--------------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO
                                      COMMON SHAREOWNERS -- 100.0%                       $   171,646,086
--------------------------------------------------------------------------------------------------------

+           Amount rounds to less than 0.1%.

NR          Security not rated by S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $127,732,746, or 74.4% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2013.

(a) Floating rate note. The rate shown is the coupon rate at April 30, 2013.

(b) The interest rate is subject to change periodically. The interest is shown is the rate at April 30, 2013.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

(d)         Security is perpetual in nature and has no stated maturity date.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2013.

(f)         Security is in default and is non income producing.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(h) Indicates a security that has been deemed as illiquid. As of April 30, 2013, the aggregate cost of illiquid securities in the Trust's portfolio was $6,984,703. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $5,270,617 represented 3.1% of total net assets applicable to common shareowners.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Security is priced as a unit.

(k)         Non-income producing.

(l) At April 30, 2013, the net unrealized gain on investments based on cost for federal tax purposes of $237,218,965 was as follows:

              Aggregate gross unrealized gain for all investments in which there
                 is an excess of value over tax cost                                $  14,247,066

              Aggregate gross unrealized loss for all investments in which  there
                 is an excess of tax cost over value                                  (11,926,116)
                                                                                    -------------
              Net unrealized gain                                                   $   2,320,950
                                                                                    =============

For financial reporting purposes net unrealized gain on investments was $4,425,373 and cost of investments aggregated $235,114,542.

(m) Distributions of Investments by country of issue (excluding temporary cash investments), as a percentage of total investments in securities, is as follows:

            United States                                                          60.3%
            Cayman Islands                                                         13.8
            Luxembourg                                                              4.5
            Ireland                                                                 3.4
            Bermuda                                                                 3.0
            Netherlands                                                             2.0
            United Kingdom                                                          1.8
            Argentina                                                               1.5
            Canada                                                                  1.3
            Mexico                                                                  1.5
            Other (individually less than 1%)                                       6.9
                                                                                 ------
                                                                                  100.0%
                                                                                 ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2013 aggregated $90,921,554 and $75,824,792, respectively.

Glossary of Terms:
(G.D.R.)    Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 41

Principal amounts are denominated in U.S. dollars unless otherwise noted.

BRL        --  Brazilian Real
CAD        --  Canadian Dollar
EUR        --  Euro
GBP        --  Great British Pound
GHS        --  Ghanaian Cedis
NGN        --  Nigerian Naira
NOK        --  Norwegian Krone
MXN        --  Mexican Peso
RUB        --  Russian Rubles

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

The following is a summary of the inputs used as of April 30, 2013, in valuing the Trust's investments.

------------------------------------------------------------------------------------------------
                                         Level 1         Level 2        Level 3     Total
------------------------------------------------------------------------------------------------
Asset Backed Securities                  $           -   $  2,640,589   $        -  $  2,640,589
Collateralized Mortgage Obligations                  -      2,717,718            -     2,717,718
Commercial Mortgage-Backed
Securities                                           -        573,007            -       573,007
Senior Secured Floating Rate Loan                    -     44,188,875            -    44,188,875
Interests
Corporate Bonds & Notes
  Environmental & Facilities Services                -          1,400            -         1,400
  Other Diversified Financial Services               -      1,189,715    3,754,107     4,943,822
  All Other                                          -    163,883,875    2,588,700   166,472,575
Convertible Bonds & Notes                            -      4,413,846            -     4,413,846
Sovereign Debt Obligations                           -      3,985,513            -     3,985,513
Common Stocks
  Reinsurance                                        -              -    1,500,000     1,500,000
  Systems Software                                   -          5,285            -         5,285
  All Other                                    437,162              -            -       437,162
Convertible Preferred Stock                    585,000              -            -       585,000
Preferred Stocks
  Reinsurance                                        -              -    2,009,600     2,009,600
  Data Processing & Outsourced
   Services                                          -         91,575            -        91,575
  All Other                                  1,114,088              -            -     1,114,088
Right/Warrant
  Auto Parts & Equipment                         9,860              -            -         9,860
Temporary Cash Investments
  Repurchase Agreement                               -      3,850,000            -     3,850,000
------------------------------------------------------------------------------------------------
Total Investments in Securities          $   2,146,110   $227,541,398   $9,852,407  $239,539,915
================================================================================================
Other Financial Instruments
  Forward Foreign Currency
   Contracts                             $           -   $   (116,987)  $        -  $   (116,987)
------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $           -   $   (116,987)  $        -  $   (116,987)
================================================================================================

At April 30, 2013 a security valued at $531 was transferred from Level 2 to Level 1.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 43

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                         Balance    Realized    Unrealized                               Accrued    Transfers Transfers Balance
                         as of      gain        appreciation                             discounts/ in to     out of    as of
                         4/30/12    (loss)(1)   (depreciation)(1) Purchases  Sales       premiums   Level 3*  Level 3*  4/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes
   Other Diversified
      Financial
      Services           $      --  $       --  $  440,564        $3,310,440 $       --  $ 3,103    $     --  $    --   $ 3,754,107
   All Other                    --          --      88,700         2,500,000         --       --          --       --     2,588,700
Convertible Bonds & Notes
   Marine                  296,699    (328,429)    432,865            21,875   (429,275)   6,265          --       --            --
Common Stocks
   Diversified
      Metals & Mining      244,923    (256,251)     52,149                --    (40,821)      --          --       --            --
   Reinsurance                  --          --          --         1,500,000         --       --          --       --     1,500,000
Preferred Stocks
   Reinsurance                  --          --       9,600         2,000,000         --       --          --       --     2,009,600
-----------------------------------------------------------------------------------------------------------------------------------
Total                    $ 541,622  $ (584,680) $1,023,878        $9,332,315 $ (470,096) $ 9,368    $     --  $    --   $ 9,852,407
===================================================================================================================================

*     Transfers are calculated on the beginning of period values.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 4/30/13: $538,864.

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at April 30, 2013:

                              Fair Value        Valuation       Unobservable        Value/
                               4/30/13         Technique(s)         Input           Range
==============================================================================================
 Corporate Bonds & Notes      $2,588,700   Third Party Vendor   Broker Quote    $101.38-106.80
                                                                                   per bond
----------------------------------------------------------------------------------------------
 Corporate Bonds & Notes**    $3,754,107        Market          Yield premium       1.05%
                                              Comparables
----------------------------------------------------------------------------------------------
 Common Stocks                $1,500,000   Third Party Vendor   Broker Quote    $100 per share

==============================================================================================
 Preferred Stocks             $2,009,600   Third Party Vendor   Broker Quote        $1.0048
                                                                                   per share
----------------------------------------------------------------------------------------------

** Fixed Income Trust Series: The significant unobservable input used in the fair value measurement of corporate bonds and notes is yield premium. Significant increases (decreases) in this input could result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Statement of Assets and Liabilities | 4/30/13

ASSETS:
  Investments in securities, at value (cost $235,114,542)                $239,539,915
  Foreign currencies, at value (cost $712,330)                                720,464
  Receivables --
     Investment securities sold                                             1,609,759
     Interest receivable                                                    4,068,907
     Unrealized appreciation on forward foreign currency portfolio
        hedge contracts                                                        38,192
     Reinvestment of distributions                                             43,593
  Prepaid expenses                                                                 11
  Other assets                                                                 69,159
--------------------------------------------------------------------------------------
        Total assets                                                     $246,090,000
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
      Notes payable                                                      $ 69,000,000
      Investment securities purchased                                       3,526,016
      Unrealized depreciation on forward foreign currency portfolio
         hedge contracts                                                      155,178
  Due to custodian                                                          1,380,263
  Due to affiliates                                                           184,207
  Administration fee payable                                                   59,421
  Accrued interest expense                                                      3,700
  Accrued expenses                                                            135,129
--------------------------------------------------------------------------------------
         Total liabilities                                               $ 74,443,914
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                        $193,806,108
  Undistributed net investment income                                         956,803
  Accumulated net realized loss on investment and foreign currency
      transactions                                                        (27,434,538)
  Net unrealized appreciation on investments                                4,425,373
  Net unrealized depreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies         (107,660)
--------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                      $171,646,086
--------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $171,646,086 /8,290,790 common shares                         $      20.70
======================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 45

Statement of Operations

For the Year Ended 4/30/13

INVESTMENT INCOME:
   Interest                                                  $21,254,196
   Dividends (net of foreign taxes withheld $33)                 119,643
   Facility and other fees                                       390,054
--------------------------------------------------------------------------------------
      Total Investment Income                                             $21,763,893
--------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                           $ 1,984,810
   Administrative reimbursements                                 151,367
   Transfer agent fees and expenses                               16,810
   Shareowner communication expenses                              13,537
   Custodian fees                                                 33,092
   Registration fees                                              11,668
   Professional fees                                             100,817
   Printing expenses                                              25,900
   Trustees' fees                                                  7,448
   Pricing fees                                                   30,849
   Miscellaneous                                                  76,140
--------------------------------------------------------------------------------------
      Net operating expenses                                              $ 2,452,438
--------------------------------------------------------------------------------------
         Interest expense                                                 $   784,519
--------------------------------------------------------------------------------------
      Net operating expenses and interest expense                         $ 3,236,957
--------------------------------------------------------------------------------------
         Net investment income                                            $18,526,936
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments                          $   250,207
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        83,846  $   334,053
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ 8,005,811
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (73,197) $ 7,932,614
--------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions               $ 8,266,667
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $26,793,603
======================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                                            Year Ended
                                                            Year Ended      4/30/12
                                                            4/30/13         (Consolidated)
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  18,526,936   $  17,329,304
Net realized gain (loss) on investments and foreign
   currency transactions                                          334,053      (3,968,113)
Change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions                7,932,614      (9,604,483)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  26,793,603   $   3,756,708
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($2.04 and $1.96 per
   share, respectively)                                     $ (16,884,599)  $ (16,161,281)
-------------------------------------------------------------------------------------------
      Total distributions to common shareowners             $ (16,884,599)  $ (16,161,281)
-------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                               $     591,527   $     668,357
-------------------------------------------------------------------------------------------
      Net increase in net assets from Trust
         share transactions                                 $     591,527   $     668,357
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  10,500,531   $ (11,736,216)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                             161,145,555     172,881,771
-------------------------------------------------------------------------------------------
End of year                                                 $ 171,646,086   $ 161,145,555
-------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                         $     956,803   $    (196,572)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 47

Statement of Cash Flows

For the Year Ended April 30, 2013

Cash Flows From Operating Activities
      Net increase in net assets resulting from operations                    $   26,793,603
---------------------------------------------------------------------------------------------
Adjustment to reconcile Net increase in net assets resulting from operations to Net Cash and Foreign Currency provided by Operating Activities
   Purchase of investments securities                                         $ (733,459,248)
   Proceeds from disposition of investment securities                            726,290,932
   Net accretion and amortization of discount/premium on
      corporate debt obligations and short term investments                       (1,271,143)
   Increase in receivable for investments sold                                      (246,966)
   Increase in Interest and foreign tax reclaim receivable                           (41,740)
   Decrease in prepaid expenses                                                       13,354
   Decrease in other assets                                                          (69,159)
   Decrease in accrued interest payable                                              (59,734)
   Increase in payable for investments purchased                                   1,781,958
   Increase in due to affiliates                                                     (33,280)
   Decrease in Administrative fee payable                                             59,421
   Increase in accrued expenses                                                        4,406
   Decrease in dividends to shareowners                                           (1,321,798)
   Increase in due to custodian                                                    1,380,263
   Increase in reinvestment of distributions                                         (43,593)
   Decrease in unamortized facility fees                                                (714)
   Change in unrealized appreciation of investments                               (8,005,811)
   Change in unrealized depreciation of foreign
      currency transactions                                                           73,197
   Net realized gain from investments                                               (250,207)
   Net realized gain of foreign currency contracts and other foreign
      denominated currencies                                                         (83,846)
---------------------------------------------------------------------------------------------
      Net cash and foreign currency provided by operating activities          $   11,509,895
---------------------------------------------------------------------------------------------
Cash flows Used Financing Activities:
   Reinvestment of distributions                                              $      591,527
   Cash dividends paid to common shareholders                                    (16,884,599)
---------------------------------------------------------------------------------------------
      Net cash flow used in financing activities                              $  (16,293,072)
---------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the year                                                      $    5,503,641
---------------------------------------------------------------------------------------------
   End of year                                                                $      720,464
---------------------------------------------------------------------------------------------
Cash Flow Information
   Cash paid for interest                                                     $      780,819
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                           Year           Year
                                                                 Year      Ended          Ended          Year       Year
                                                                 Ended     4/30/12        4/30/11        Ended      Ended
                                                                 4/30/13   (Consolidated) (Consolidated) 4/30/10    4/30/09
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                               $  19.51  $  21.01       $  20.17       $  13.94   $  22.02
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                         $   2.24  $   2.10       $   2.03       $   1.76   $   2.10
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  0.99     (1.64)          0.73           6.48      (7.67)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   3.23  $   0.46       $   2.76       $   8.24   $  (5.57)
------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                            (2.04)    (1.96)         (1.92)         (1.69)     (2.47)
   Tax return of capital                                               --        --             --          (0.32)     (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   1.19  $  (1.50)      $   0.84       $   6.23   $  (8.08)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year(b)                                  $  20.70  $  19.51       $  21.01       $  20.17   $  13.94
------------------------------------------------------------------------------------------------------------------------------
Market value, end of year(b)                                     $  21.82  $  20.13       $  21.95       $  20.46   $  13.23
==============================================================================================================================
Total return at market value(c)                                     19.98%     1.35%         17.95%         73.25%    (23.11)%
Ratios to average net assets
   Net operating expenses                                            1.49%     1.48%          1.62%          1.39%      1.38%
   Interest expense                                                  0.48%     0.56%          0.58%          0.83%      1.14%
   Net expenses                                                      1.97%     2.04%          2.20%          2.22%      2.52%
   Net investment income                                            11.26%    10.75%         10.02%          9.84%     12.27%
Portfolio turnover                                                     34%       24%            30%            24%        25%
Net assets, end of year (in thousands)                           $171,646  $161,146       $172,882       $165,281   $113,812

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 49

---------------------------------------------------------------------------------------------------------------------------
                                                                         Year           Year
                                                                Year     Ended          Ended          Year       Year
                                                                Ended    4/30/12        4/30/11        Ended      Ended
                                                                4/30/13  (Consolidated) (Consolidated) 4/30/10    4/30/09
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and reimbursements of expenses
  Net operating expenses                                          1.49%      1.48%            1.64%        1.61%     1.68%
  Interest expense                                                0.48%      0.56%            0.58%        0.83%     1.14%
  Net expenses                                                    1.97%      2.04%            2.22%        2.44%     2.82%
  Net investment income                                          11.26%     10.75%           10.00%        9.62%    11.97%
===========================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Notes to Financial Statements | 4/30/13

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior floating rate loan interests (senior loans) for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 51

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities or loans interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At April 30, 2013, one security was valued using fair value methods (in addition to four securities valued using prices supplied by independent pricing services) representing 5.7% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest or income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on Statement of Operations.Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At April 30, 2013,

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 53 the Trust reclassified $488,962 to decrease undistributed net investment income, $490,275 to decrease accumulated net realized loss on investments and foreign currency transactions and $1,313 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

    At April 30, 2013, the Trust was permitted to carry forward $595,129 of short-term losses and $2,699,624 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at April 30, 2013, the Trust had a net capital loss carry forward of $23,843,173 of which the following amounts will expire between 2016 and 2019 if not utilized: $231,744 in 2016, $413,150 in 2017,
    $21,948,862 in 2018, and $1,249,417 in 2019. Since unlimited losses are required to be utilized prior to losses incurred in pre-enactment years, pre-enactment capital loss carryforwards may be more likely to expire unused.

    The tax character of current year distributions payable to shareowners during the years ended April 30, 2013 and April 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                            2013            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                  $16,884,599     $16,161,281
    ----------------------------------------------------------------------------
         Total                                       $16,884,599     $16,161,281
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $  2,655,775
    Capital loss carryforward                                        (27,137,926)
    Unrealized appreciation                                            2,322,129
    ----------------------------------------------------------------------------
         Total                                                      $(22,160,022)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

    The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 55 gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.  Management Agreement

    PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2013, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 0.60% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2013 $243,628 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective May 1, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, the Trust pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services. PIM paid State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3.  Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2013, the Trust expenses were not reduced under such an arrangement.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 57

5. Forward Foreign Currency Contracts

During the year ended April 30, 2013, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended April 30, 2013 was $5,351,082. At April 30, 2013, the Trust had no outstanding settlement contracts.

Open portfolio hedges at April 30, 2013, were as follows:

-------------------------------------------------------------------------------------------
                  Net
                  Contracts       In                                          Net
                  to Receive/     Exchange        Settlement                  Unrealized
Currency          (Deliver)       For US$         Date         US$ Value      Gain/(Loss)
-------------------------------------------------------------------------------------------
EUR
(European
Dollar)             (3,540,000)   (4,585,606)     9/27/13      (4,663,153)         (77,547)
EUR
(European
Dollar)             (1,000,000)   (1,319,818)     4/25/14      (1,306,588)         (13,231)
GBP
(Pound
Sterling)             (405,000)     (654,128)     5/15/13        (628,887)          25,241
GBP
(Pound
Sterling)              (55,000)      (85,391)     8/15/13         (85,360)              31
JPY
(Japanese
Yen)              (110,000,000)   (1,128,309)     5/22/13      (1,115,515)         (12,794)
JPY
(Japanese
Yen)                55,000,000       589,293      5/22/13         564,154          (25,139)
JPY
(Japanese
Yen)               (55,000,000)     (564,154)     5/22/13        (589,370)         (25,216)
KES
(Kenyan
Shilling)            5,226,563        58,594      5/14/13          62,203            3,609
KES
(Kenyan
Shilling)           (5,226,563)      (60,951)     5/14/13         (62,203)          (1,252)
KRW
(Korean
Won)               260,000,000       228,160      5/15/13         235,908            7,747
NGN
(Nigerian
Naira)              28,000,000       173,365      6/19/13         174,929            1,564
-------------------------------------------------------------------------------------------
   Total                                                                      $   (116,987)
-------------------------------------------------------------------------------------------

6. Loan Agreement

Effective February 3, 2012, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the amount of the facility remains at $75 million.

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

At April 30, 2013, the Trust had a borrowing outstanding under the Credit Agreement totaling $69,000,000. The interest rate charged at April 30, 2013 was 1.10.%. During the year ended April 30, 2013, the average daily balance was $69,000,000 at a weighted average interest rate of 1.12%. With respect to the loan, interest expense of $784,519 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------
                                  Total Amount                  Asset coverage
                                  of Debt                       Per $1,000 of
 Date                             Outstanding                   Indebtedness
--------------------------------------------------------------------------------
 April 30, 2013                   $69,000,000                   $3,488
================================================================================

7. Unfunded Loan Commitments

As of April 30, 2013, the Trust had no unfunded loan commitments.

The Trust had the following bridge loan commitment outstanding as of April 30, 2013:

--------------------------------------------------------------------------------
                                                                     Unrealized
 Borrower                         Par          Cost       Value      Gain(Loss)
--------------------------------------------------------------------------------
 Constellation Brands, Inc.       $900,000     $900,000   $900,000   $   -
--------------------------------------------------------------------------------

8. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Trust as of April 30, 2012 included the accounts of the Blaze Holding HINCT, Inc. (the "Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and was wholly-owned and controlled by the Trust. The Subsidiary acted as investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units (Blaze").

On November 27, 2012, the Subsidiary sold its interest in Blaze, and liquidated on December 31, 2012. The disposition of this investment resulted in a recognized loss of $256,250, which is reflected as part of the Net Realized Gain
(Loss) on Investments in the Statement of Operations. The investment in the Subsidiary had no other impact on the Trust's operations. As a result, the financial statements as of April 30, 2013 are not consolidated.

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 59

Transactions in common shares of beneficial interest for the year ended April 30, 2013 and April 30, 2012 were as follows:

--------------------------------------------------------------------------------
                                                      4/30/13          4/30/12
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               8,261,236        8,227,194
Reinvestment of distributions                            29,554           34,042
--------------------------------------------------------------------------------
Shares outstanding at end of year                     8,290,790        8,261,236
================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2013 were as follows:

------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments     Asset Derivatives 2013        Liabilities Derivatives 2013
 Under Accounting        ----------------------------  -----------------------------
 Standards Codification  Balance Sheet                 Balance Sheet
 (ASC) 815               Location           Value      Location             Value
------------------------------------------------------------------------------------
 Forward Foreign
 Exchange Currency
 Contracts               Receivables        $38,192    Payables           $(155,178)
------------------------------------------------------------------------------------
  Total                                     $38,192                       $(155,178)
------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2013 was as follows:

------------------------------------------------------------------------------------------
 Derivatives Not                                                           Change in
 Accounted for as                                             Realized     Unrealized
 Hedging Instruments                                          Gain on      Gain or (Loss)
 Under Accounting        Location of Gain or (Loss)           Derivatives  on Derivatives
 Standards Codification  on Derivatives Recognized            Recognized   Recognized
 (ASC) 815               in Income                            in Income    in Income
------------------------------------------------------------------------------------------
 Forward foreign         Net realized gain on forward         $268,452
 currency portfolio      foreign currency contracts
 hedge contracts         and other assets and liabilities
                         denominated in foreign currencies
------------------------------------------------------------------------------------------
 Forward foreign         Change in net unrealized gain                     $(85,157)
 currency portfolio      (loss) on forward foreign currency
 hedge contracts         contracts and other assets and
                         liabilites denominated in
                         foreign currencies
------------------------------------------------------------------------------------------

11. Subsequent Events

The Board of Trustees of the Trust declared on May 2, 2013 a dividend from undistributed net investment income of $0.1600 per common share payable May 31, 2013, to shareowners of record on May 16, 2013.

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
June 24, 2013

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 61

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

    Interest-Related Dividends for Non-U.S. Residents                59.47%*

* Represents the portion of the taxable ordinary income dividends eligible for tax exemption form U.S. withholding tax for non-resident aliens and foreign corporations.

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2012 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 63

The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the fourth quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the second quintile of its Morningstar category for the three year period ended June 30, 2012 (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Trust's benchmark index. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees discussed the Trust's performance record. They indicated that they were satisfied with the discussions with PIM with respect to the Trust's performance.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees considered that the Trust's management fee rate (based on

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 managed assets) for the twelve months ended June 30, 2012 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted and discussed reasons that the Trust's management fee and expense ratio were high relative to the management fees and expense ratios of other funds in the Trust's Strategic Insight peer group. The Trustees noted the investment management expertise and resources required to implement the Trust's investment strategy given the multiple asset classes in which the Trust invests. The Trustees also considered that the Trust did not have a clear cut peer group, noting that other funds in the peer group invested primarily in traditional high yield bonds. The Trustees considered information presented by PIM regarding management fees paid by two multi-sector closed-end funds that were launched in 2012, noting that the Trust's management fee compared favorably to the management fees paid by those funds.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 65

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 67

 Independent Trustees

------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                            Other Directorships
Position Held with the Trust   Length of Service      Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)           Class II Trustee       Chairman and Chief Executive Officer,  Director, Broadridge Financial
Chairman of the Board          since 2007. Term       Quadriserv, Inc. (technology products  Solutions, Inc. (investor
and Trustee                    expires in 2015.       for Quadriserv, Inc. (technology       communications and securities
                                                      products for present); Private         processing provider for financial
                                                      investor (2004 - 2008); and Senior     services industry) (2009 -
                                                      Executive Vice President, The Bank of  present); Director, Quadriserv,
                                                      New York (financial and securities     Inc. (2005 - present); and
                                                      services) (1986 - 2004)                Commissioner, New Jersey State
                                                                                             Civil Service Commission (2011 -
                                                                                             present)
------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)             Class III Trustee      Managing Partner, Federal City         Director of Enterprise Community
Trustee                        since 2007. Term       Capital Advisors (corporate advisory   Investment, Inc. (privately-held
                               expires in 2013.       services company) (1997 - 2004 and     affordable housing finance company)
                                                      2008 - present); Interim Chief         (1985 - 2010); Director of Oxford
                                                      Executive Officer, Oxford Analytica,   Analytica, Inc. (2008 - present);
                                                      Inc. (privately held research and      Director of The Swiss Helvetia
                                                      consulting company) (2010); Executive  Fund, Inc. (closed-end fund) (2010
                                                      Vice President and Chief Financial     - present); and Director of New
                                                      Officer, I-trax, Inc. (publicly traded York Mortgage Trust (publicly health care services company) (2004 -  traded mortgage REIT) (2004 -
                                                      2007); and Executive Vice President    2009, 2012 - present)
                                                      and Chief Financial Officer, Pedestal
                                                      Inc. (internet-based mortgage trading
                                                      company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)      Class I Trustee        William Joseph Maier Professor of      Trustee, Mellon Institutional
Trustee                        since 2008. Term       Political Economy, Harvard University  Funds Investment Trust and Mellon
                               expires in 2014.       (1972 - present)                       Institutional Funds Master
                                                                                             Portfolio (oversaw 17 portfolios
                                                                                             in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                            Other Directorships
Position Held with the Trust   Length of Service      Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)      Class I Trustee        Founding Director, Vice President and  None
Trustee                        since 2007.            Corporate Secretary, The Winthrop
                               Term expires in        Group, Inc. (consulting firm)
                               2014.                  (1982-present); Desautels Faculty of
                                                      Management, McGill University (1999 -
                                                      present); and Manager of Research
                                                      Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)       Class II Trustee       President and Chief Executive Officer, Director of New America High
Trustee                        since 2007.            Newbury, Piret & Company, Inc.         Income Fund, Inc. (closed-end
                               Term expires in        (investment banking firm) (1981 -      investment company) (2004 -
                               2015. Elected          present)                               present); and member, Board of
                               by Preferred                                                  Governors, Investment Company
                               Shares only.                                                  Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)           Class III Trustee      Senior Counsel, Sullivan & Cromwell    Director, The Swiss Helvetia Fund,
Trustee                        since 2007. Term       LLP (law firm) (1998 - present); and   Inc. (closed-end investment
                               expires in 2013.       Partner, Sullivan & Cromwell LLP       company); and Director, Invesco,
                                                      (prior to 1998)                        Ltd. (formerly AMVESCAP, PLC)
                                                                                             (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 69

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                              Other Directorships
Position Held with the Trust   Length of Service        Principal Occupation                   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*       Class III Trustee since  Non-Executive Chairman and a director  None
Trustee, President and Chief   2007. Term expires in    of Pioneer Investment Management USA
Executive Officer of the Trust 2013. Elected by         Inc. ("PIM-USA"); Chairman and a
                               Preferred Shares only.   director of Pioneer; Chairman and
                                                        Director of Pioneer Institutional
                                                        Asset Management, Inc. (since 2006);
                                                        Director of Pioneer Alternative
                                                        Investment Management Limited
                                                        (Dublin) (until October 2011);
                                                        President and a director of Pioneer
                                                        Alternative Investment Management
                                                        (Bermuda) Limited and affiliated
                                                        funds; Deputy Chairman and a director
                                                        of Pioneer Global Asset Management
                                                        S.p.A. ("PGAM") (until April 2010);
                                                        Director of Nano-C, Inc. (since
                                                        2003); Director of Cole Management
                                                        Inc. (2004 - 2011); Director of
                                                        Fiduciary Counseling, Inc. (until
                                                        December 2011); President of all of
                                                        the Pioneer Funds; and Retired
                                                        Partner, Wilmer Cutler Pickering Hale
                                                        and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*      Class I Trustee since    Director, CEO and President of         None
Trustee and Executive          2007. Term expires in    PIM-USA (since February 2007);
Vice President                 2014.                    Director and President of Pioneer and
                                                        Pioneer Institutional Asset
                                                        Management, Inc. (since February
                                                        2007); Executive Vice President of
                                                        all of the Pioneer Funds (since March
                                                        2007); Director of PGAM (2007 -
                                                        2010); Head of New Europe Division,
                                                        PGAM (2000 - 2005); and Head of New
                                                        Markets Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

Trust Officers

------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                            Other Directorships
Position Held with the Trust   Length of Service      Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2010. Serves at  Vice President and Associate General   None
Secretary and Chief            the discretion of the  Counsel of Pioneer since January
Legal Officer                  Board.                 2008; Secretary and Chief Legal
                                                      Officer of all of the Pioneer Funds
                                                      since June 2010; Assistant Secretary
                                                      of all of the Pioneer Funds from
                                                      September 2003 to May 2010; and Vice
                                                      President and Senior Counsel of
                                                      Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at  Fund Governance Director of Pioneer    None
Assistant Secretary            the discretion of the  since December 2006 and Assistant
                               Board.                 Secretary of all the Pioneer Funds
                                                      since June 2010; Manager - Fund
                                                      Governance of Pioneer from December
                                                      2003 to November 2006; and Senior
                                                      Paralegal of Pioneer from January
                                                      2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at  Counsel of Pioneer since June 2007     None
Assistant Secretary            the discretion of the  and Assistant Secretary of all the
                               Board.                 Pioneer Funds since June 2010; and
                                                      Vice President and Counsel at State
                                                      Street Bank from October 2004 to June
                                                      2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at  Vice President - Fund Treasury of      None
Treasurer and Chief            the discretion of the  Pioneer; Treasurer of all of the
Financial and Accounting       Board.                 Pioneer Funds since March 2008;
Officer of the Trust                                  Deputy Treasurer of Pioneer from
                                                      March 2004 to February 2008; and
                                                      Assistant Treasurer of all of the
                                                      Pioneer Funds from March 2004 to
                                                      February 2008
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)          Since 2007. Serves at  Assistant Vice President - Fund        None
Assistant Treasurer            the discretion of the  Treasury of Pioneer; and Assistant
                               Board.                 Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)             Since 2007. Serves at  Fund Accounting Manager - Fund         None
Assistant Treasurer            the discretion of the  Treasury of Pioneer; and Assistant
                               Board.                 Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 71

------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                            Other Directorships
Position Held with the Trust   Length of Service      Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at  Fund Administration Manager - Fund     None
Assistant Treasurer            the discretion of the  Treasury of Pioneer since November
                               Board.                 2008; Assistant Treasurer of all of
                                                      the Pioneer Funds since January 2009;
                                                      and Client Service Manager -
                                                      Institutional Investor Services at
                                                      State Street Bank from March 2003 to
                                                      March 2007
------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)           Since 2010. Serves at  Chief Compliance Officer of Pioneer    None
Chief Compliance Officer       the discretion of the  and of all the Pioneer Funds since
                               Board.                 March 2010; Director of Adviser and
                                                      Portfolio Compliance at Pioneer since
                                                      October 2005; and Senior Compliance
                                                      Officer for Columbia Management
                                                      Advisers, Inc. from October 2003 to
                                                      October 2005
------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2007. Serves at  Director - Transfer Agency Compliance  None
Anti-Money Laundering Officer  the discretion of the  of Pioneer and Anti-Money Laundering
                               Board.                 Officer of all the Pioneer funds since
                                                      2006
------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/13 73

                           This page for your notes.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 73

                           This page for your notes.

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

                           This page for your notes.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/13 75

                           This page for your notes.

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                    1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                    Write to

General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 21909-05-0613

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $42,076 in 2013 and $51,700 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related fees for 2013 and 2012.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other fees for 2013 and
2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2013 and 2012, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $8,290 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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   Interest." The Compliance Department will provide a "Conflicts of Interest
   Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

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   voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

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   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

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   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

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       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

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     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

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     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

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     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

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     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

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     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

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     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

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     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

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     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

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Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

9. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2013. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment
                     Companies                                 10    $12,598,052                     N/A             N/A
                     Other Pooled Investment Vehicles           2    $   557,041                     N/A             N/A
                     Other Accounts                             4    $ 1,192,643                     N/A             N/A
-------------------  ----------------------------------        --    -----------        ----------------  --------------
Andrew Feltus        Other Registered
                     Investment Companies                       9    $14,320,352                     N/A             N/A
                     Other Pooled Investment Vehicles           3    $ 5,339,967                     N/A             N/A
                     Other Accounts                             1    $   667,602                     N/A             N/A
-------------------  ----------------------------------        --    -----------        ----------------  --------------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $   244,009                     N/A             N/A
                     Other Pooled Investment Vehicles           0    $         0                     N/A             N/A
                     Other Accounts                             1    $    51,112                     N/A             N/A
-------------------  ----------------------------------        --    -----------        ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGERS
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            A
---------------------------  ---------------------
Andrew Feltus                E
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2013

* Print the name and title of each signing officer under his or her signature.